EXHIBIT 10.2

CONFIDENTIAL TREATMENT

EPIX Medical, Inc. has requested that the marked portions of this document be accorded confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Final Version

COLLABORATIVE RESEARCH AGREEMENT

between

EPIX

and

SCHERING

TABLE OF CONTENTS

1.	DEFINITIONS

2.	RESEARCH PROGRAM

	2.1	Objectives of the Research Program; Term; Exclusivity
	2.2	Obligations of the Parties
		2.2.1	Research Plan(s)
		2.2.2	Due Diligence; Commitment of FTE’s
		2.2.3	Information Exchange; Reports
		2.2.4	Supply of Proprietary Materials
	2.3	Contract Services and Goods
	2.4	Discovery of Lead Compounds

3.	RESEARCH FUNDING

	3.1	Payments by SCHERING
	3.2	Loan by SCHERING to EPIX

4.	OPTION RIGHTS FOR DEVELOPMENT CANDIDATES AND JOINT TECHNOLOGY

	4.1	SCHERING License Option
		4.1.1	Option Grant
		4.1.2	Exercise of SCHERING Option
	4.2	Failure to Exercise; EPIX License Option
	4.3	Failure to Exercise the Option by both Parties
	4.4	Joint Technology Option

5.	ADMINISTRATION OF THE COLLABORATION

	5.1	Establishment and Function of RSC
		5.1.1	Membership
		5.1.2	Chair
		5.1.3	Minutes
		5.1.4	Responsibilities of the RSC
		5.1.5	RSC Dispute Resolution
	5.2	Establishment and Function of Management Team
		5.2.1	Membership
		5.2.2	Chair
		5.2.3	Minutes
		5.2.4	Responsibilities of Management Team
		5.2.5	Management Team Dispute Resolution

i

	5.3	Establishment of Project Team(s)

6.	DEVELOPMENT AND COMMERCIALIZATION OF DEVELOPMENT CANDIDATES

	6.1	Development and Commercialization Obligations
		6.1.1	SCHERING’s obligations
		6.1.2	EPIX’ obligations
	6.2	Progress Reports
	6.3	Clinical Development by EPIX
	6.4	Record Keeping

7.	LICENSE GRANTS; ROYALTIES

	7.1	Research Licenses
		7.1.1	License to SCHERING
		7.1.2	License to EPIX
	7.2	Development and Commercialization Licenses
		7.2.1	Licenses to SCHERING
		7.2.2	Licenses to EPIX
		7.2.3	License Term
	7.3	Payments of EPIX
		7.3.1	Milestones
		7.3.2	Royalties by EPIX
	7.4	Royalties by SCHERING; Buy-up Option Epix
		7.4.1	Royalty Rates
		7.4.2	Buy-up Option Epix
		7.4.3	Payments of EPIX under Buy-up Option
		7.4.4	Sublicense Income
	7.5	General License Conditions
		7.5.1	Payment Dates and Reports
		7.5.2	Payments; Currency Conversion
		7.5.3	Records; Audit Rights; Disputes
		7.5.4	Taxes
		7.5.5	Retained Rights

8.	TERMINATION

	8.1	Term
	8.2	Termination By Either Party
		8.2.1	Termination for Breach
		8.2.2	Termination for Insolvency
		8.2.3	Termination for Convenience
	8.3	Consequences of Termination
	8.4	Surviving Provisions

9.	INTELLECTUAL PROPERTY RIGHTS

	9.1	Disclosure of Inventions

	9.2	Ownership
		9.2.1	EPIX Background Technology
		9.2.2	SCHERING Background Technology
		9.2.3	Joint Technology
	9.3	Patent Coordinators
	9.4	Patent Filing, Prosecution and Maintenance
		9.4.1	Patent Filing, Prosecution and Maintenance of Joint Patent Rights
		9.4.2	Patent Filing, Prosecution and Maintenance by EPIX
		9.4.3	Patent Filing, Prosecution and Maintenance by SCHERING
	9.5	Infringement of Patent Rights
		9.5.1	Infringement of Joint Patent Rights
		9.5.2	Infringement of EPIX Patent Rights
		9.5.3	Infringement of SCHERING Patent Rights
		9.5.4	Notice of Infringement
		9.5.5	Infringement of Know-How
	9.6	Cooperation
	9.7	Patent Management

10.	CONFIDENTIALITY

	10.1	Nondisclosure Obligations
		10.1.1	General
		10.1.2	Limitations
		10.1.3	Terms of this Agreement
	10.2	Injunctive Relief

11.	REPRESENTATIONS AND WARRANTIES

	11.1	Representations and Warranties
	11.2	Organization
	11.3	Authorization
	11.4	No Inconsistent Obligation
	11.5	Warranty Disclaimer

12.	INDEMNITY

	12.1	Claim
	12.2	SCHERING Indemnity Obligations
	12.3	EPIX Indemnity Obligations
	12.4	Procedure
	12.5	Limited Liability

13.	MISCELLANEOUS

	13.1	Force Majeure
	13.2	Assignment
	13.3	Severability
	13.4	Notices
	13.5	Applicable Law

13.6	General Dispute Resolution
13.6.1	Negotiation
13.6.2	Arbitration
13.7	Public Announcements
13.8	Entire Agreement; Amendment
13.9	Headings
13.10	Agreement Not to Solicit Employees
13.11	Exports
13.12	Waiver
13.13	Counterparts
13.14	Independent Contractors; Negation of Partnership
13.15	Ambiguities

Exhibit 1.13	EPIX Patent Rights
Exhibit 1.15	Products in Development or Commercialized
Exhibit 1.49	SCHERING Patent Rights
Exhibit 2.4A	Criteria for Lead Compounds
Exhibit 2.4B	Criteria for Development Candidates
Exhibit 3.2A	Copy of Loan Agreement
Exhibit 3.2B	Copy of Security Agreement

COLLABORATIVE RESEARCH AGREEMENT

This COLLABORATIVE RESEARCH AGREEMENT (this “Agreement”) is entered into as of May 26, 2003 (the “Effective Date”), by and between Epix Medical, Inc., a Delaware corporation having its principal place of business at 71 Rogers Street, Cambridge, MA 02142-1118 USA (“EPIX”), and Schering Aktiengesellschaft, a German corporation having its principal place of business at 13342, Berlin, Germany (“SCHERING”).  Each of SCHERING, EPIX and their respective Affiliates is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, EPIX has expertise and proprietary technology related to the discovery, development and commercialization of products for use in magnetic resonance imaging;

WHEREAS, SCHERING has expertise and proprietary technology related to the discovery, development and commercialization of products for use in magnetic resonance imaging;

WHEREAS, EPIX and SCHERING desire to bring their collective expertise, proprietary technology and other resources together in a collaborative effort to discover new technology and products for use in magnetic resonance imaging; and

WHEREAS, EPIX and SCHERING further desire to provide for a series of rights and obligations pertaining to the commercialization of new products arising from their collaborative efforts as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1                                 “Affiliate” means any corporation, firm, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, “control” means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

1.2                                 “Audit Disagreement” has the meaning set forth in Section 7.5.3 (b).

1.3                                 “Confidential Information” means (a) all tangible embodiments of Technology produced or discovered by either Party or jointly by the Parties under the Research Program, the prosecution files pertaining to any Joint Patent Rights and all information concerning the terms of this Agreement and (b) with respect to a Party (the “Receiving Party”), all information, Technology and Proprietary Materials which is disclosed by the other Party (the “Disclosing Party”) to the Receiving Party hereunder or to any of its employees, consultants, Affiliates, licensees or Sublicensees, except to the extent that the information described in this Section 1.3(b), (i) as of the date of disclosure is demonstrably known to the Receiving Party or its Affiliates, as shown by written documentation, other than by virtue of a prior confidential disclosure to such Party or its Affiliates; (ii) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the Receiving Party; (iii) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party; or (iv) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party as demonstrated by competent written records.

1.4                                 “Control” or “Controlled” means (a) with respect to Know-How (other than Proprietary Materials) and/or Patent Rights, the possession by a Party of the ability to grant a license or sublicense of such Know-How and/or Patent Rights as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party and (b) with respect to Proprietary Materials, the possession by a Party of the ability to supply such Proprietary Materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party.

1.5                                 “Cost” or “Costs” shall mean expenses incurred by the Parties, determined in a reasonable manner in accordance with GAAP in case of EPIX and IAS in case of SCHERING, and consistent with each Party’s accounting practice.

1.6                                 “Cost of Goods Sold” shall mean the cost for manufacturing the Licensed Product, using SCHERING’s standard accounting procedures computed in accordance with IAS applied on a consistent basis. Such cost shall include, but not be limited to, the fully burdened cost of all raw materials, auxiliaries and other ingredients, labor and overhead, depreciation, maintenance and repair, destroyed material, production variance, imputed interest on safety stocks and capacity cost for dedicated equipment, for the synthesis, formulation, filling, finishing, labeling, packaging, storing, testing and quality control, and assurance activities, and shall also include reasonable expenses for services and transportation charges and any royalties paid to Third Parties in connection with the manufacturing process or materials used. “Cost of Goods” shall not include general and administrative expenses, sales and marketing costs or costs associated with meeting the chemistry manufacturing and control requirements of the FDA or other regulatory authorities.

1.7                                 “Designation Notice” has the  meaning set forth in Section 2.4.

1.8                                 “Development Candidates” shall mean Lead Compounds in the Field that progress successfully through the lead optimization process and that are designated according to the criteria in Exhibit 2.4 as “Development Candidates” as well as any modifications thereof during any development process thereafter.

1.9                                 “Development Costs” shall mean all internal (direct and indirect) and Third Party expenses incurred by EPIX in connection with the Research Program, or by SCHERING following exercise of the SCHERING Option, determined in a reasonable manner in accordance with GAAP.  Such expenses include, but are not limited to (i) direct labor (salaries, wages, incentive awards and employee benefits but excluding any employee benefits associated with equity incentive plans); (ii) materials and supplies; (iii) allocated Costs for building space directly dedicated to the development of the Lead Compounds, Development Candidates and/or Licensed Products (including rent, depreciation, amortization and maintenance) but excluding expenses relating to unused capacity, development of other products, and amortization of property, plant and equipment not directly related to development of Lead Compounds, Development Candidates and/or Licensed Products; (iv) Third Party contracts and consulting expenses incurred for services in connection with the development of Lead Compounds, Development Candidates and/or Licensed Products; (v) allocated Costs for information technology directly dedicated to the development of the Lead Compounds, Development Candidates and/or Licensed Products; and (vi) travel and entertainment, telephone, recruiting, training (both internal and external), clinical trial insurance, software, personal computer equipment and support Costs and freight and delivery expenses. Such Costs shall not include General and Administrative Expenses or expenses incurred from departments that are not directly engaged in the development of the Lead Compounds, Development Candidates and/or Licensed Products including, but not limited to, finance and procurement, corporate administration, legal (both external and internal expenses), human resources, business development and licensing, sales and marketing except for Costs of investor relations.

Development activities for which Development Costs are incurred include but are not limited to pre-clinical and clinical work (Phase I-IV trials (such Phase IV trials to be intended to support approval of an NDA, MAA or a supplement or amendment thereto, required as a condition of approval of an NDA, MAA or a supplement or amendment thereto, or required to support continued approval of an NDA, MAA or a supplement or amendment thereto), regulatory filings, Cost of compound for pre-clinical and clinical work (Phase I-IV trials, as described above in this sentence), and all Costs of Lead Compounds, Development Candidates and/or Licensed Products related to regulatory filings in the Territory including CMC Costs.

1.10                           “Effective Date” has the meaning set forth in the introductory paragraph.

1.11                           “EPIX Background Technology” means collectively all EPIX Patent Rights and EPIX Know-How.

1.12                           “EPIX Option” has the meaning set forth in Section 4.2.

1.13                           “EPIX Patent Rights” means the Patent Rights, Controlled by EPIX and having claims covering EPIX Know-How, which are already in existence prior to the Effective Date, as identified on Exhibit 1.13 hereto or filed thereafter.

1.14                           “EPIX Know-How” means all Know-How useful in the Field that is: (a) Controlled by EPIX immediately prior to the Effective Date, or (b) developed or conceived by EPIX on or after the Effective Date in the conduct of activities outside of the Research Program.

1.15                           “Field” means the diagnosis or characterization of diseases or conditions in humans through the use of magnetic resonance imaging; provided, however, that the Field shall not include: (i) any products that are subject to a license granted under the Thrombus Development Agreement entered into by and between the Parties as of the Effective Date or the Strategic Collaboration Agreement between EPIX and SCHERING dated June 9, 2000, or (ii) any products already commercialized or in preclinical or clinical development prior to the Effective Date as set forth on Exhibit 1.15 ,  or (iii) any product, compound or Technology being subject to a contract or collaboration with a Third Party which is already in existence prior to the Effective Date, or any extension or amendment thereof, except for those contracts as to be determined by the RSC.

1.16                           “FDA” means the United States Food and Drug Administration or any successor agency.

1.17                           “First Commercial Sale” means the date of the first sale of a Licensed Product in the ordinary course of business in any country by a Party or an Affiliate or Sublicensee of such Party after all marketing, pricing and/or reimbursement approvals of the competent health authority(ies) of such country required for sale of such product in such country have been obtained.

1.18                           “Full Time Equivalent” or “FTE” means one (1) or more qualified employee(s), contractor(s) or agent(s) of a Party who, collectively, spend time and effort working on a specific project or task equivalent to the time and effort of one (1) full-time employee for one (1) year.

1.19                           “General and Administrative Expenses” shall mean all direct and indirect expenses incurred by SCHERING and EPIX in connection with departmental units that are not directly engaged in the research, development, manufacturing, or sales and marketing of Joint Technology, Lead Compounds, Development Candidates and Licensed Products.  General and Administrative Expenses shall include, but not be limited to, charges falling within the following, groups: finance, procurement, order entry, corporate administration, legal (both external and internal expenses), human resources, business development and licensing and investor relations.  “General and Administrative Expenses” shall exclude the following groups of charges: clinical trial insurance Costs, facilities and information technology.  Such expenses shall be determined in accordance with GAAP, consistently applied.

1.20                           “IND” means an Investigational New Drug application, as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder, or the equivalent in any other country.

1.21                           “Indemnitee” has the meaning set forth in Section 12.4.

1.22                           “Indemnitor” has the meaning set forth in Section 12.4.

1.23                           “Joint Know-How” means all Know-How that is: (a) developed or conceived by EPIX and/or SCHERING after the Effective Date in the conduct of activities within the Research Program, and/or (b) Controlled jointly by EPIX and SCHERING.

1.24                           “Joint Patent Rights” means Patent Rights Controlled by SCHERING and EPIX and having claims covering Joint Know-How, which are filed after the Effective Date.

1.25                           “Joint Technology” means collectively all Joint Patent Rights and Joint Know-How.

1.26                           “Know-How” means and includes all present and future know-how, inventions, trade secrets, copyrights, data, regulatory submissions and other intellectual property of any kind, whether patentable or not, including Proprietary Materials.

1.27                           “Lead Compounds” means compounds that will be the subject of research optimization efforts in the Research Program and that are designated, as provided in Section 2.4, to be “Lead Compounds.”

1.28                           “Licensed Product(s)” means any product based upon, derived from or incorporating a Development Candidate or Joint Technology licensed by either SCHERING or EPIX under this Agreement.

1.29                           “License Term” has the meaning set forth in Section 7.2.3 of this Agreement.

1.30                           “Management Team” means the organizational body for the Research Program as set forth in Section 5.2.

1.31                           “MAA” means an application for Regulatory Approval to sell a Product in the European Union.

1.32                           “NDA” means a New Drug Application, as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder.

1.33                           “Net Sales” shall meanthe amount invoiced by the selling Party, its Affiliates or sublicensees for sales of a Licensed Product to unaffiliated Third Parties less the following deductions applicable to the Licensed Product for:

(i)                                     transportation charges and insurance charges paid by the selling Party;

(ii)                                  sales and excise taxes or customs duties paid by the selling Party or any other governmental charges imposed upon the sale of the Licensed Product and paid by the selling Party exclusive of taxes on the income of the selling Party;

(iii)                               fees paid to distributors, consignees or agents in connection with the sale of the Licensed Product;

(iv)                              rebates and premiums granted in connection with the sale of a Licensed Product;

(v)                                 credits to customers on account of governmental requirements, price differences, rejection, outdating, returns or recalls of the Licensed Product;

(vi)                              quantity discounts, cash discounts or chargebacks granted in connection with the sale of the Licensed Product;

(vii)                           provisions for price reductions; and

(viii)                        selling Party’s standard allowance as demonstrated to the other Party’s reasonable satisfaction, and in no case in excess of [*****].

For the purpose of calculating Net Sales, the Parties recognize that (a) the selling Party’s customers may include persons in the chain of commerce who enter into agreements with the selling Party as to price even though title to the Licensed Product does not pass directly from the selling Party to such customers and even though payment for such Licensed Product is not made by such customers directly to the selling Party and (b) in such cases, chargebacks paid by the selling Party to or through a Third Party (such as a wholesaler) can be deducted by the selling Party from gross revenue in order to calculate Net Sales. Any deductions above which involve a payment by the selling Party shall be taken as a deduction against aggregate sales for the period in which the payment or deduction is made.

In the event a Licensed Product is sold in the form of a combination product containing one or more active ingredients in addition to a Licensed Product, Net Sales for such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A / (A+B) where A is the invoice price of the Licensed Product, if sold separately, and B is the invoice price of any other active ingredient or ingredients in the combination, if sold separately.  If, on a country-by-country basis, the other active ingredient or ingredients in the combination are not sold separately in that country, Net Sales shall be calculated by multiplying actual Net Sales of such combination product by the fraction A / C where A is the invoice price of the Licensed Product if sold separately, and C is the invoice price of the combination product.  If, on a country by country basis, neither the Licensed Product nor the other active component or components of the combination product is sold separately in said country, Net Sales shall be determined between the Parties in good faith.

1.34                           “Part or Parts of the Agreement” means either all terms relating to the Research Program or all terms relating to a license granted or optioned under this Agreement, depending on which terms are involved.

1.35                           “Other Schering Patent(s)” means any patent filed by SCHERING after the Effective Date which incorporates Technology arising out of research activities at SCHERING outside the Field and outside the scope of this Collaboration.

1.36                           “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which for purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and priority rights) in any country, including all provisional applications, substitutions, continuations, continuations-in-part, divisionals, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, Controlled by a Party.

1.37                           “Phase III Clinical Trial” means a pivotal human clinical trial in any country the results of which could be used to establish safety and efficacy of a Product as a basis for a marketing approval application submitted to the FDA, or that would otherwise satisfy requirements of U.S. Statute 21 CFR 312.21(c), or its foreign equivalent.

1.38                           “Project Team(s)” means the working group(s) conducting the work in the various research projects under the Research Plan(s) and established in accordance with Section 5.3.

1.39                           “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.

1.40                           “[*****]” means the use of [*****] to a [*****] for the purpose of imaging in [*****] or [*****] or for [*****].

1.41                           “Regulatory Approval” means any approval, product and establishment license, registration or authorization of any national, federal, state or local regulatory agency, department, bureau or other governmental entity necessary for the manufacture, use, storage, importation, export, transport or sale by a Party of a Licensed Product in a regulatory jurisdiction.

1.42                           “Research Plan(s)” means the written plan(s) and description(s) of  each research project to be conducted under this Agreement, as to be determined by the RSC.

1.43                           “Research Program” means the collaborative research  program to be conducted pursuant to this Agreement as reflected in the Research Plan(s), focusing initially in the following three areas; (a) inflammation (including plaque) imaging with magnetic resonance imaging contrast media (including gadofluorines), (b) cardiac perfusion imaging, and (c) high-sensitivity magnetic resonance imaging contrast media.

1.44                           “Research Program Term” has the meaning set forth in Section 2.1.

1.45                           “Research Steering Committee” or “RSC” means the committee of EPIX and SCHERING representatives established pursuant to Section 5.1 hereof to administer the affairs of the Collaboration.

1.46                           “SCHERING Background Technology” means collectively all SCHERING Patent Rights and SCHERING Know-How.

1.47                           “SCHERING Know-How” means all Know-How useful in the Field that is: (a) Controlled by SCHERING immediately prior to the Effective Date, or (b) developed or conceived by SCHERING on or after the Effective Date in the conduct of activities outside of the Research Program.

1.48                           “SCHERING Option” has the meaning set forth in Section 4.1.

1.49                           “SCHERING Patent Rights” means the Patent Rights, Controlled by SCHERING and having claims covering SCHERING Know-How, which are already in existence prior to the Effective Date, as identified on Exhibit 1.49 hereto or filed thereafter.

1.50                           “Sublicense Income” means all payments received by a Party from a sublicensee in connection with the grant of a sublicense under a development and a commercial license in accordance with Section 4.4  or Section 7.2, including without limitation, royalties, up-fronts, technology access fees, milestones and fifty percent (50%) of the premium over fair market value paid to such Party  in connection with  the issuance of securities of such Party where fair market value is based on the number of securities issued multiplied by the average closing price of the stock as quoted on the stock exchange (NASDAQ or Deutsche Boerse XETRA, respectively), such average based on a twenty (20) business day period, but excluding (a) payments made to support or fund research and development activities and (c) payments made for other rights or tangible property to the extent not in excess of the fair market value of such other rights or tangible property.

1.51                           “Term” has the meaning set forth in Section 8.1.

1.52                           “Territory” means all countries of the world.

1.53                           “Third Party” means any person or entity other than SCHERING and EPIX and their respective Affiliates.

2.                                       RESEARCH PROGRAM

2.1                                 Objectives of the Research Program; Term; Exclusivity.  The objectives of the Research Program shall be the discovery and optimization of compounds that may become Licensed Products and Joint Technology that is useful in the Field.  The Research Program shall commence on the Effective Date and shall continue for a period of three (3) years, with an option to extend the Program for two (2) additional years upon mutual agreement of both Parties no later than ninety (90) days prior to the expiration of the initial term (the “Research Program Term”).  Neither Party shall perform any research, in the Field during the Research Program Term outside of this collaboration.

2.2                                 Obligations of the Parties.

2.2.1                        Research Plan(s).  The work under the Research Program will be organized into various research projects to be conducted in accordance with a Research Plan, which may be amended from time-to-time during the Research Program Term.  The initial Research Plan will be determined at the first meeting of the RSC.  The Parties will execute each Research Plan in accordance with the requirements set forth herein (for example, with the diligence specified in Section 2.2.2). For each of the research projects one of the Parties shall be designated by the Management Team as being primarily responsible for the various tasks under the relevant Research Plan. Each Research Plan may be modified upon proposal for such modification by the Project Team to the Management Team, which shall discuss and decide about such modifications.

2.2.2                        Due Diligence; Commitment of FTE’s.  Each Party will use commercially reasonable efforts to perform all aspects of its obligations under the relevant Research Plan(s) consistent with the efforts it devotes to its other collaborations with commercial entities, and in accordance with all applicable laws, ordinances, rules, regulations, orders, licenses and other requirements now or hereafter in effect.  Each Party shall devote  [*****] FTE’s exclusively to the performance of its obligations under the Research Program. The Management Team shall allocate the actual number of FTE’s for each research project.  [*****] [*****] months after the Effective Date EPIX may start to reduce its number of FTE’s to a [*****].  After such reduction of FTE’s [*****] the [*****].  The individuals whom each Party commits to the performance of the Research Program shall have the training and experience required to perform the tasks assigned to him or her by each Party in a manner consistent with this standards set forth in this Section 2.2.2.  Each Party will maintain a list of the individuals it commits to the performance of the Research Program and shall share such list with the other Party solely to facilitate the performance of the Research Program and to allow each Party to monitor the other Party’s compliance with this Section.  The list of individuals each Party shall commit to the performance of the Research Program shall be determined and exchanged at the first meeting of the RSC.

2.2.3                        Information Exchange; Reports.  The Party responsible for a research project shall keep the Management Team fully informed about the status of the  Research Plan for which it is responsible.  In addition, each Project Team shall submit a written report, describing the progress of the work done by it under the relevant Research Plan in reasonable detail, to the Research Steering Committee (RSC) at least seven (7) days prior to each meeting of the RSC. The Parties expect that the exchange of information and materials may involve on-site visits and longer exchange visits by scientists of one Party to the facilities of the other Party. Such visits will have defined purposes, include a reasonable number of participants and be scheduled reasonably in advance.

2.2.4                        Supply of Proprietary Materials.  From time-to-time during the Term of this Agreement, a Party (the “Transferor”) may supply the other Party (the “Recipient”) with its Proprietary Materials for use in the Research Program or for any additional development activities agreed upon by the Parties.  In connection therewith, the Recipient hereby agrees that: (a) it shall not use Proprietary Materials for any purpose other than exercising any rights granted to it or reserved by it hereunder, (b) it shall use the Proprietary Materials only in compliance with all applicable, federal, state, and local laws and regulations, (c) it shall not transfer any Proprietary Materials to any Third Party without the prior written consent of the Transferor, except as expressly permitted hereby, (d) the Transferor shall retain full ownership of all such Proprietary Materials and (e) upon the expiration or termination of this Agreement, the Recipient shall at the instruction of the Transferor either destroy or return any Proprietary Materials which are not the subject of the grant of a continuing license hereunder.

2.3                                 Contract Services and Goods.  The Research Program indicates the Parties’ currently anticipated needs for contracted services and goods.  The decision on contracting any goods and services from Third Parties shall be made by the Management Team. SCHERING shall be responsible for funding such contracted services and goods if needed and as indicated in one of the Research Plan(s) on a case-by-case basis up to a maximum of $[*****] for each full calendar year, such amount to be reduced ratably for any partial year.  The cost of any other contracted goods and services as are provided for in the Research Plan(s) shall be shared equally by the Parties.  As is set forth in more detail in Section 2.2.2, the Parties shall commit [*****] FTE’s each to the performance of the Research Program.  In the event EPIX in fact commits less than [*****] FTE’s to the performance of the Research Program, then the funding for contracted goods and services set forth herein shall be reduced ratably over such period of time unless the RSC shall determine otherwise. With regard to all contracts already executed prior to the Effective Date for which the Parties may agree to include them in the Field and, therefore, this Agreement, all payments due under those contracts for the calendar year 2003 shall be paid pro rata under this Section 2.3 as of the Effective Date. It is understood between the Parties that the inclusion of any such Third Party contract may only be included in this Agreement upon the Third Party’s consent. [*****] the Parties agree [*****] of [*****] does [*****], Epix and Schering [*****] of [*****] contract as [*****] or [*****]

2.4                                 Discovery of Lead Compounds.  The initial work under the Research Program will be focused on the discovery of compounds meeting criteria set forth in Exhibit 2.4A.   Upon proposal of the relevant Project Team the Management Team shall submit the most promising compounds to the RSC for designation as “Lead Compounds” in accordance with the criteria set forth in Exhibit 2.4 A.  Lead Compounds will undergo additional lead optimization efforts in order to meet the criteria identified on Exhibit 2.4 B. Upon proposal of the relevant Project Team, the Management Team shall decide upon submission of a Lead Compound to the RSC for designation as a Development Candidate. If it has been submitted by the Management Team and the RSC has positively decided to designate the Lead Compound as a Development Candidate, the RSC shall provide written notice to SCHERING and EPIX with its decision (the “Designation Notice”).  It is understood that the SCHERING members on the RSC have the authority to render any decision hereunder only after an internal review and approval process for any Lead Compound or Development Candidate at SCHERING. Such review process shall be initiated by a SCHERING RSC or Management Team member as soon as possible and shall in any case be finished within ninety (90) days after submission of a Lead Compound or Development Candidate to the RSC by the Management Team.

3.                                       RESEARCH FUNDING

3.1                                 Payments by SCHERING.  In  consideration of the performance by EPIX of the Research Program, SCHERING shall make  payments to EPIX in the aggregate amount of $[*****] (= $[*****] per FTE) for each twelve (12) month period during the Research Program Term.  Such annual payment shall be made in equal quarterly installments with the first such payment being due and payable within ten (10) business days of the Effective Date and with subsequent payments becoming due and payable every three (3) months thereafter during the Research Program Term.  The annual payment shall be reduced accordingly if and whenever EPIX reduces its committed FTEs in accordance with Section 2.2.2.

3.2                                 Loan by SCHERING to EPIX.  SCHERING shall provide a loan of up to $15,000,000 to EPIX in accordance with the terms and conditions set forth in the Loan Agreement and the Security Agreement, copies of which are attached hereto as Exhibit 3.2A and Exhibit 3.2B respectively.

4.                                       OPTION RIGHTS FOR DEVELOPMENT CANDIDATES AND JOINT TECHNOLOGY

4.1                                 SCHERING License Option.

4.1.1                        Option Grant.  EPIX hereby grants to SCHERING the exclusive right and option (the “SCHERING Option”) to obtain an exclusive license under the terms set forth in Section 7 to develop and commercialize products based upon, derived from or incorporating a Development Candidate with the right to sublicense (the “SCHERING Option”).

4.1.2                        Exercise of SCHERING Option.  Upon the delivery by the RSC to SCHERING and EPIX of a Designation Notice, SCHERING will have a period of [*****] [*****] to determine whether to exercise the SCHERING Option with respect to the Development Candidate identified in such notice.  SCHERING shall notify EPIX of its decision within such [*****] period.  If no notice is provided to EPIX within such [*****] period, the SCHERING Option for such Development Candidate shall expire.

4.2                                 Failure to Exercise; EPIX License Option.  For all Development Candidates for which SCHERING fails to exercise the SCHERING Option, SCHERING hereby grants to EPIX the exclusive right and option (the “EPIX Option”) to obtain an exclusive license under the terms set forth in Section 7 and to further develop and commercialize products based upon, derived from or incorporating such Development Candidate, with the right to sublicense.  Each EPIX

Option shall commence upon the expiration of the corresponding SCHERING Option and shall be exercised within [*****] upon notification to SCHERING. If no notice is provided by EPIX within such [*****] period, the EPIX Option for such Development Candidate shall expire.

4.3                                 Failure to Exercise the Option by both Parties.  In case that neither SCHERING nor EPIX exercise their respective option for the relevant Development Candidate during the period set forth in Section 4.1 or Section 4.2 as applicable, both the EPIX Option and the SCHERING Option shall again become operative and either Party may thereafter exercise its option by written notice to the other Party.  Options shall then be exercisable on a first-come, first-served basis.

4.4                                 Joint Technology Option.  Each Party hereby grants to the other the right and option  to obtain an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, under such Party’s interest in the Joint Technology, to the extent required to permit such other Party to develop, make, have made, use, sell, promote, have sold, and import a product based upon, derived from or incorporating Joint Technology for use in [*****] the [*****].  The Joint Technology option shall not apply to Development Candidates.  This option shall commence upon the expiration of the Research Program and shall continue in full force and effect until the [*****] anniversary of the termination of the Research Program.  The Joint Technology option shall be exercisable by written notice from one Party to the other Party and on a first-come, first-served basis. For all exclusive licenses optioned under this Section 4.4 the royalty rate of Section 7.2.1 (b) (royalties for [*****] shall apply as well as Section 7.2.3 and Section 7.5. Notwithstanding any rights which the Parties may have at law or otherwise as joint owners of the Joint Technology, the Parties hereby agree that neither of them will practice any Joint Technology, except as provided in this Section 4.4 or in their performance hereunder, without the express written consent of the other Party during the Term and for a period of [*****] years thereafter.

5.                                       ADMINISTRATION OF THE COLLABORATION

5.1                                 Establishment and Function of RSC.  EPIX and SCHERING hereby establish a “Research Steering Committee” (or “RSC”) to oversee the Research Program.  The RSC shall have the responsibilities as set forth in Section 5.1.4.

5.1.1                        Membership.

(a)                                  The RSC shall be comprised of two (2) named representatives of SCHERING and two (2) named representatives of EPIX.  The RSC representatives shall be appointed as soon as possible after the Effective Date and shall meet as needed but not less than twice annually.  Such meetings shall be at times and places or in such form as the members of the RSC shall agree, and may take place by conference call or videoconference.  Each Party shall have the right to have other employees of the same Party (or consultants to such Party, with the advance permission of the other Party) present at and participating in any RSC meeting provided that the names, titles, and subject matter to be addressed by such additional attendees are submitted in writing to the other Party at least three (3) business days in advance of the meeting, and that neither Party has more than five (5) attendees at a meeting without the advance permission of the other Party.

(b)                                 A Party may change its representative to the RSC at any time. Members of the RSC may be represented at any meeting by an authorized designee. In making any approval, determination or taking any other action delegated to the RSC, SCHERING and EPIX shall each have one vote on the RSC, regardless of how many representatives each Party may have in attendance at any RSC meeting.

5.1.2                        Chair.  The RSC shall initially be chaired by the EPIX representative (the “Chair”) and thereafter the Chair shall alternate from meeting to meeting between the representative of SCHERING and the representative of EPIX.

5.1.3                        Minutes.  The RSC shall keep accurate minutes of its deliberations, which record all proposed decisions and all material actions recommended or taken.  The Chair shall be responsible for the preparation of draft minutes.  Draft minutes shall be sent to the other member of the RSC within ten (10) working days after each meeting.  The draft minutes shall be edited by the Chair based on comments from the other member of the RSC to be provided within ten (10) working days and shall be distributed to the other member by the Chair within thirty (30) working days after the meeting, and in any case no later than one (1) week prior to the next meeting.  All minutes of the RSC shall at all times be available to both Parties.

5.1.4                        Responsibilities of the RSC.  The RSC shall be responsible for making strategic decisions relating to the overall Research Program, including without limitation, the following matters:

(a)                                  determination of a Research Plan and any amendments thereto or changes thereof;

(b)                                 monitoring the progress of the Research Program based upon information from the Management Team;

(c)                                  approving resource allocation and approving priorities within the Research Program with regard to each Research Plan;

(d)                                 determination of potential Lead Compounds;

(e)                                  determination of potential Development Candidates; and

(f)                                    dispute resolution for disputes among Management Team.

5.1.5                        RSC Dispute Resolution.  In the event that the RSC shall not be able to reach a decision or take an action on any matter that is reserved to the RSC hereunder, then such RSC decisions shall first be referred for resolution to the Chief Executive Officer of EPIX and the Head of Corporate Research of SCHERING for attempted resolution by good faith negotiation.  Such good faith negotiation may include the appointment by either Party of an unaffiliated expert chosen on the basis of such person’s experience and expertise in the particular type of issue that is unresolved, in order to advise such officers on the matter.  If such officers are unable to resolve the matter within ninety (90) days, then SCHERING shall have authority to make the decision.

5.2                                 Establishment and Function of Management Team.  EPIX and SCHERING hereby establish a “Management Team” to plan and administer the execution of the various projects composing the Research Program and reflected by the Research Plan(s).  The Management Team shall have the responsibilities as set forth in Section 5.2.4.

5.2.1                        Membership.

(a)                                  The Management Team shall be comprised of two (2) named representatives of SCHERING and two (2) named representatives of EPIX.  Each such representative shall be appointed as soon as possible after the Effective Date and shall meet as needed but not less than four times annually.  Such meetings shall be at times and places or in such form as the members of the Management Team shall agree, and may take place by conference call or videoconference.  Each Party shall have the right to have other employees of the same Party (or consultants to such Party, with the advance permission of the other Party) present at and participating in any Management Team meeting provided that the names, titles, and subject matter to be addressed by such additional attendees are submitted in writing to the other Party at least three (3) business days in advance of the meeting, and that neither Party has more than three (3) attendees at a meeting without the advance permission of the other Party.

(b)                                 A Party may change its representatives to the Management Team at any time.  Members of the Management Team may be represented at any meeting by an authorized designee.  In making any approval, determination or taking any other action delegated to the Management Team, SCHERING and EPIX shall each have one vote on the Management Team, regardless of how many representatives each Party may have in attendance at any Management Team meeting.

5.2.2                        Chair.  The  Team shall initially be chaired by one of the EPIX representatives (the “Chair”) and thereafter the Chair shall alternate from meeting to meeting between one of the representatives of SCHERING and one of the representatives of EPIX.

5.2.3                        Minutes.  The Management Team shall keep accurate minutes of its deliberations, which record all proposed decisions and all actions recommended or taken.  The Chair shall be responsible for the preparation of draft minutes.  Draft minutes shall be sent to the other member of the Management Team within ten (10) working days after each meeting.  The draft minutes shall be edited by the Chair based on comments from the other member of the Management Team to be provided within ten (10) working days and shall be distributed to the other member by the Chair within thirty (30) days after the meeting, but in no case later than one (1) week prior to the next meeting of the Management Team. All records of the Management Team shall at all times be available to both Parties.

5.2.4                        Responsibilities of Management Team.  The Management Team shall be responsible for making decisions that are relevant to the individual research projects within the Research Program, including without limitation, the following matters:

(a)                                  allocating FTE’s and resources to the research projects (to be approved by RSC)

(b)                                 choosing project management tools;

(c)                                  monitoring the progress of each research project and providing information to the RSC

(d)                                 selection of contract service providers

(e)                                  proposing potential Lead Compounds to RSC;

(f)                                    proposing potential Development Candidates to RSC.

5.2.5                        Management Team Dispute Resolution.  In the event that the Management Team shall not be able to reach a decision or take an action on any matter that is reserved to the Management Team hereunder, then such dispute shall first be referred for resolution to the RSC. If the RSC can not agree on the solution for the dispute, Section 5.1.5 shall apply accordingly.

5.3                                 Establishment of Project Team(s).  Upon consultation with the Party primarily responsible for the relevant research project, the Management Team shall determine and nominate a Project Team consisting of all FTE’s working on that research project.

6.                                       DEVELOPMENT AND COMMERCIALIZATION OF DEVELOPMENT CANDIDATES

6.1                                   Development and Commercialization Obligations.

6.1.1                        SCHERING’s obligations.  SCHERING shall use diligent efforts to undertake the development and commercialization of each Licensed Product licensed hereunder in the Field, using the level of resources and effort which are consistent with those which it would apply to a product of comparable potential resulting from its own research programs.

6.1.2                        EPIX’ obligations.  EPIX shall use diligent efforts to undertake the development and commercialization of each Licensed Product licensed hereunder in the Field, using the level of resources and effort which are consistent with those which it would apply to a product of comparable potential resulting from its own research programs.

6.2                                 Progress Reports.    The developing Party shall keep the other Party regularly informed on all development activities for a Licensed Product, at least by annual up-date reports.

6.3                                 Clinical Development by EPIX.  In the event that  SCHERING desires for EPIX to perform additional development work on a licensed Development Candidate, including without limitation, clinical trials, then EPIX and SCHERING shall agree on a development plan to advance such Development Candidate through to completion of a proof-of-concept clinical trial.  Such development plan will include a protocol for such proof-of-concept clinical trial and estimated Development Cost for such proof-of-concept clinical trial.  SCHERING shall deliver the development plan to EPIX upon its completion.  EPIX will then have a period of thirty (30) days to determine, in its sole discretion, whether to accept the obligation to undertake the additional work described in the development plan.  In the event that EPIX agrees to perform such work, EPIX will so notify SCHERING in writing and EPIX will perform the work, in accordance with the diligence standards provided hereunder.  Such additional work shall not be deemed to be part of the Research Program  and EPIX shall not be permitted to count the efforts it makes under such development plan as work performed under the Research Program for purposes of determining whether it has met the requirement that it commit [*****] to the work under the Research Program.  SCHERING shall reimburse, on a monthly basis, one hundred percent (100%) of all Development Costs incurred by EPIX in performing such development work.  EPIX shall invoice SCHERING for such amounts at the end of each calendar month and shall provide sufficient detail of the costs and expenses incurred.

6.4                                 Record Keeping.  EPIX and SCHERING shall each maintain records in sufficient detail and in accordance with commonly accepted industry standards which will document in a manner appropriate for purposes of supporting the filing of potential patent applications, all work done and results achieved in the performance of the Research Program (including all data in the form required under any applicable governmental regulations). Subject to Article 10 hereof, EPIX and SCHERING shall each provide the other the right to inspect and copy such records to the extent reasonably required for the performance of its obligations under this Agreement and shall not use such records or information except to the extent otherwise permitted by this Agreement.

7.                                       LICENSE GRANTS; ROYALTIES

7.1                                 Research Licenses.

7.1.1                        License to SCHERING.   EPIX hereby grants to SCHERING and its Affiliates a fully paid-up, non-exclusive, royalty-free, worldwide license in the Field, without the right to grant sublicenses, under EPIX Background Technology, for the sole purpose of conducting the activities required in the performance of its obligations hereunder as part of the Research Program, during the Research Program Term.

7.1.2                        License to EPIX.  SCHERING hereby grants to EPIX and its Affiliates a paid-up, non-exclusive, royalty-free, worldwide license in the Field, without the right to grant sublicenses under SCHERING Background Technology for the sole purpose of conducting the activities required in the performance of its obligations hereunder as part of the Research Program, during the Research Program Term.

7.2                                 Development and Commercialization Licenses.

7.2.1                        Licenses to SCHERING

(a)                                  Subject to SCHERING’s exercise of the SCHERING Option, EPIX hereby grants to SCHERING an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses under the EPIX Background Technology and EPIX’ interest in the Joint Technology to the extent required to permit SCHERING  to develop, make, have made, use, promote, sell, have sold and import Licensed Products, for use in the Field, in the Territory during the License Term.

(b)                                 EPIX hereby grants to SCHERING an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses under EPIX’ interest in the Joint Technology to permit SCHERING to develop, make, have made, use, promote, sell, have sold and import products for use in the [*****] during the License Term.  Anything to the contrary herein notwithstanding, products which are developed, made, used, promoted, sold or imported under this license shall be “Licensed Products” for all purposes under this Agreement except that the following Sections shall not apply to such products: Section 6.1.1, 6.2, 7.2.3(b) and Section 7.4. SCHERING shall pay a royalty on products under this Section equal to [*****] [*****] of Net Sales. SCHERING shall inform EPIX about the First Commercial Sale of any product under this license. For the sake of clarity the Parties agree that any royalty obligation under this Section expires upon the expiration of the last to expire of the relevant Patent Rights in the country covering the product.

7.2.2                        Licenses to EPIX

(a)                                  Subject to EPIX’s exercise of the EPIX Option, SCHERING hereby grants to EPIX an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses under the SCHERING Background Technology and SCHERING’s interest in the Joint Technology to the extent required to permit EPIX to develop, make, have made, use, sell, promote, have sold and import Licensed Products, for use in the Field, in the Territory during the License Term.

(b)                                 SCHERING hereby grants to EPIX a non-exclusive, worldwide, royalty-free license, without the right to grant sublicenses under Other Schering Patent(s) to the extent necessary to permit EPIX to develop, make, have made, use, promote, sell, have sold and import Licensed Products in the Field.

7.2.3                        License Term.  The term of any license granted pursuant to Section 7.2 or Section 4.4 with respect to any Licensed Product, shall commence (i) in case of a license granted under Section 7.2.1 (a) or 7.2.2 (a) upon the date the option giving rise to such license is exercised in accordance with this Agreement, or (ii) in case of a license granted under Section 7.2.1 (b), 7.2.2 (b) or 4.4 upon the existence of the relevant Joint Technology, or Other Schering Patent(s) and shall continue on a country-by-country and product-by-product basis until the longer of: (a) the expiration of the last to expire of the relevant Patent Rights in the country covering the Licensed Product and (b) the expiration of [*****] from the First Commercial Sale in such country of such Licensed Product (the “License Term”).  Upon the expiration of the License Term for each  Licensed Product, such license shall convert automatically to a paid up, royalty-free license to develop, manufacture, use, sale or import such Licensed Product.  The Parties hereby acknowledge that during the License Term royalties may be payable hereunder for a Licensed Product that is not covered by any claim in Patent Rights subject to a license granted hereunder.  Under such circumstances, royalties shall be payable as set forth herein, but at a reduced rate equal to fifty percent (50%) of the royalty rate which would otherwise be payable hereunder, if the manufacture, use, sale or importation of such Licensed Product were covered by a claim in Patent Rights subject to a license granted hereunder.  Such reduced royalties shall be in consideration of: (i) the commercial advantage and background information gained from the Research Program, (ii) the contribution of the unpatented Technology to the successful development of the Licensed Product and (iii) the exclusivity of the Collaboration.

7.3                                 Payments of EPIX

7.3.1                        Milestones.  EPIX shall make the following one-time milestone payments to SCHERING for each EPIX Licensed Product.  Such payments shall be due and payable within thirty (30) days following the achievement of the corresponding milestone event.

Milestone Event	Milestone Payment Amount

[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]

7.3.2                        Royalties by EPIX.

(a)                                  EPIX shall pay SCHERING a royalty based on total annual Net Sales of each Licensed Product sold by EPIX and/or its Affiliates during the License Term, at the following rates:

On Annual Net Sales of a Licensed Product between:	Royalty Rate (%)

Above $ [*****]$ [*****]	[*****]	%

Above $ [*****]	[*****]	%

(b)                                 EPIX shall pay SCHERING [*****] of any and all Sublicense Income within thirty (30) days of receipt by EPIX.

7.4                                 Royalties by SCHERING; Buy-up Option EPIX.

7.4.1                        Royalty Rates.  SCHERING shall pay EPIX a royalty based on total annual Net Sales of each  Licensed Product sold by SCHERING and/or its Affiliates during the License Term at the following rates:

On Annual Net Sales of a Licensed Product between:	Royalty Rate (%)

Above $[*****] and up to $[*****]	[*****]	%

Above $[*****]	[*****]	%

7.4.2                        Buy-up Option EPIX.  Notwithstanding the foregoing, EPIX shall have the option of increasing the above royalty rates payable with respect to each Licensed Product sold by SCHERING by reimbursing SCHERING for a percentage of all the Development Costs for such Licensed Product incurred by SCHERING as follows.  For every [*****] of the total Development Costs incurred by SCHERING after the date SCHERING exercises the SCHERING Option for a particular Licensed Product that EPIX reimburses SCHERING for, the royalty rate otherwise payable under the table above will be increased by [*****] [*****].  This option is limited such that EPIX cannot reimburse SCHERING for more than [*****] of such Development Costs for any Licensed Product and so the maximum royalty rates payable for any SCHERING Licensed Product are [*****] and [*****]; provided, however, if the [*****] for any Licensed Product is [*****] than [*****] of the [*****] of [*****], then [*****] this [*****] hereunder.  EPIX must exercise this option with respect to a  Licensed Product by providing written notice to SCHERING within [*****] months after the day on which SCHERING exercises the SCHERING Option relating to such Licensed Product.  If EPIX fails to provide notice within such [*****] month period, this option shall expire with respect to such Licensed Product and shall be of no further force or effect.

7.4.3                        Payments of EPIX under Buy-up Option.  Within one (1) month from the end of the calendar quarter in which EPIX has exercised its buy-up option and on a quarterly basis thereafter, EPIX shall pay its share of the Development Costs incurred by SCHERING during the relevant calendar quarter, except that the first such payment shall include reimbursement based on total Development Costs incurred by SCHERING from the date it exercised the SCHERING Option.  The Development Costs incurred by SCHERING during each calendar quarter shall be converted from EURO into United States Dollars by the EURO Foreign Exchange Reference Rate published by the European Central Bank in Frankfurt/Main on the last day of the applicable calendar quarter. The corresponding calculation will be provided by SCHERING to EPIX within fifteen (15) business days  from the end of the respective calendar quarter.

7.4.4                        Sublicense Income.  SCHERING shall pay EPIX [*****] of any and all

Sublicense Income within thirty (30) days of receipt by SCHERING.

7.5                                 General License Conditions.

7.5.1                        Payment Dates and Reports.  All royalty payments on Net Sales shall be paid within sixty (60) days after the end of each calendar quarter in which such Net Sales are made.  Such payments shall be accompanied by a report for the applicable calendar quarter showing the Net Sales of each Licensed Product sold,  the applicable royalty rate for such Licensed Product, and a calculation of the amount of royalty due.

7.5.2                        Payments; Currency Conversion.

(a)                                   Payments.  Payments by either Party to the other Party under this Agreement shall be made in United States dollars by wire transfer of immediately available funds to an account at a commercial bank designated by the receiving Party at least ten (10) Business Days before such payment is due.

(b)                                  Royalty Payments within SCHERING.  The calculation of royalty payments within SCHERING is based on Euro. Therefore, where payments are based on Net Sales in countries other than the member states of the European Monetary Union, the amount of such Net Sales expressed in the currency of each country shall be converted into Euro at the Euro Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter. The resulting Euro amount will be converted into United States dollars again at the Euro Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter. These Euro Foreign Exchange Reference Rates are, as of the effective date, published on Reuters screen <ECB37>.  If no Euro Foreign Exchange Reference Rate is determined for the relevant currency the parties shall agree upon another reference rate.

(c)                                   Royalty Payments within EPIX.  The calculation of royalty payments within EPIX is based on United States dollars. Therefore, where payments are based on Net Sales in countries other than the United States, the amount of such Net Sales expressed in the currency of each country shall be converted into United States dollars at the Euro Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter. If no Euro Foreign Exchange Reference Rate is determined for the relevant currency the parties shall agree upon another reference rate.

7.5.3                        Records; Audit Rights; Disputes.

(a)                                   Records of Revenues and Expenses; Audit Rights.  Each Party will maintain complete and accurate records which are relevant to the determination of Development Costs, and royalty payments under this Agreement and such records shall be open during reasonable business hours for a period of two (2) years from creation of individual records for examination at the other Party’s expense and not more often than once each calendar year by a certified public accountant selected by the other Party (subject to the consent of the Party to be audited, such consent not to be unreasonably withheld or delayed), or the other Party’s internal accountants (unless the Party to be audited objects to the use of such internal accountants) for the sole purpose of verifying for the inspecting Party the correctness of calculations and classifications of such Development Costs and royalty payments under this Agreement.  Each Party shall bear its own Costs related to such audit; provided, that, for any underpayments greater than [*****] of annual Development Costs and/or royalty payments (as the case may be) by the audited Party, the audited Party shall pay the other Party the amount of underpayment, together with interest as provided herein, from the time the amount was due and the inspecting Party’s out-of-pocket expenses related to the audit.  For any underpayments less than [*****] of annual Development Costs and/or royalty payments (as the case may be), found under this Section, the audited Party shall pay the inspecting Party the amount of the underpayment.  Any overpayments by the audited Party will be refunded to the audited Party or credited to future payments by the audited Party to the inspecting Party, at the audited Party’s election.

(b)                                  Resolution of Payment Disputes.  Except as set forth in this Section, the provisions of Section 13.6 shall not be applicable to disputes described in this Section.  If there is a dispute between the Parties following any audit performed pursuant to this Section (an “Audit Disagreement”): (i) within thirty (30) business days of the identification of the Audit Disagreement and notice thereof to the other Party, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement; (ii) the Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within ten (10) business days of the selection of such independent expert; (iii) the independent expert shall render a decision on the matter as soon as practicable; (iv) the decision of the independent expert shall be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions thereof, which Audit Disagreements shall be resolved as set forth in Section 13.6; and (v) all fees and expenses of the independent expert, including any Third Party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each Party in inverse proportion to the disputed amounts awarded to such Party by the independent expert through such decision (e.g., EPIX disputes $100; the independent expert awards EPIX $60; EPIX pays for forty percent (40%) of the independent expert’s costs, and SCHERING pays for sixty percent (60%) of the independent expert’s costs.)

(c)                                   Payments; Interest.  Any payments due under this Agreement shall be due on such date as specified in the Agreement and, in the event such date is not a business day, then the next succeeding business day.  Any failure by a Party to make a payment within ten (10) days after the date when due shall obligate such Party to pay computed interest, the interest period commencing on the due date and ending on the payment day, to the receiving Party at a rate per annum equal [*****].  The interest shall be computed on the basis of a 365/360 year; interest shall be compounded annually in arrears.  Such interest shall be due and payable on the tender of the underlying principle payment.

(d)                                  Financial Procedures.  Each Party shall include in any agreement with its Affiliates or sublicensees terms requiring such party to retain records as required in this Section 7.5.3 and to permit the such Party to inspect such records as required by this Section 7.5.3.

7.5.4                        Taxes.  Each Party shall pay any and all taxes levied on  account of signing fees, research and development funding, milestone payments, royalties or other payments received from the other Party under this Agreement. If laws or regulations require that taxes be withheld by the paying Party on any such payments, the paying Party shall: (i) deduct those taxes from the remittable payment; (ii) timely pay the deducted taxes to the proper taxing authority; and (iii) send proof of payment to the receiving Party within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority.

7.5.5                        Retained Rights.  Each Party reserves the right to practice all Know-How and Patent Rights that it may Control to the extent not expressly subject to a right, license or option hereunder.  No rights are granted hereunder by implication or estoppel.

8.                                       TERMINATION

8.1                                 Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the last to occur of the following: (i) the tenth (10th) anniversary of the expiration or termination of the Research Program Term and (ii) the expiration or termination of the License Term for the last Licensed Product (the “Term”).

8.2                                 Termination By Either Party.  This Agreement may be terminated partially or in its entirety at any time by either Party as follows:

8.2.1                        Termination for Breach.   If either Party commits a material breach of this Agreement, the other Party may notify the breaching Party in writing of such breach, setting forth the nature of the breach in reasonable detail.  If the breaching Party fails to cure such breach within thirty (30) days (in the case of a payment due under this Agreement) or sixty (60) days (in the case of any other breach) of the receipt of the foregoing notice from the non-breaching Party, then, subject to the terms of this Section 8.2.1, the non-breaching Party may terminate (i) the respective Part of this Agreement which is impacted by the uncured material breach, or (ii) if the breach is of a general nature having a material impact on all Parts, the entire Agreement effective immediately upon a second written notice to the breaching Party. The right of either Party to terminate this Agreement as herein above provided shall not be affected in any way by its waiver of, or failure to take action with respect to any previous default.

8.2.2                        Termination for Insolvency.  In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

8.2.3                        Termination for Convenience.  Either Party may terminate the Research Program upon six (6) months prior written notice to the other Party.  Either Party may terminate any license granted to it hereunder upon written notice to the other Party.  Neither Party may, under this Section 8.2.3, terminate a license or option granted to the other Party under this Agreement.

8.3                                 Consequences of Termination.  In the event of a termination of this Agreement in part or in its entirety pursuant to Section 8.2 above, all Proprietary Materials shall be returned by each Party to the Party which Controls such Proprietary Materials to the extent required by the fact of a partial or total termination of this Agreement.

8.4                                 Surviving Provisions.  Termination and expiration of this Agreement for any reason shall be without prejudice to:

(a)                                   the rights and obligations of the Parties herein which survive such expiration or termination by their terms, including without limitation, those provided in Sections 2.2.4, 4.4, 6.4, 7.3, 7.4, 7.5, 8.3, 8.4, 9.3.2, 13.4, 13.5, 13.6 and Articles 9, 10, 11 and 12, all of which shall survive such expiration or termination; and

(b)                                  any other rights or remedies provided at law or equity which either Party may otherwise have against the other.

9.                                       INTELLECTUAL PROPERTY RIGHTS

9.1                                 Disclosure of Inventions.  Each Party shall promptly inform the other about all Know-How that is conceived, made or developed in the course of carrying out the Research Program by employees or agents of either of them or their Affiliates, alone or jointly with employees or consultants of the other Party or its Affiliates.

9.2                                 Ownership.

9.2.1                        EPIX Background Technology.  As between the Parties, EPIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all EPIX Background Technology with full rights to license or sublicense, subject to the obligations to SCHERING as set forth herein.

9.2.2                        SCHERING Background Technology.  As between the Parties, SCHERING shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all SCHERING Background Technology, with full rights to license or sublicense, subject to the obligations to EPIX as set forth herein.

9.2.3                        Joint Technology .  SCHERING and EPIX shall jointly own all Joint Technology, subject to the rights of, and the licenses granted to, each Party hereunder.

9.3                                 Patent Coordinators.  EPIX and SCHERING shall each appoint a Patent Coordinator, reasonably acceptable to the other Party, who shall serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement.  Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:

For EPIX:                                                                                            Dr. Alan McEwen

For SCHERING:                                                           Dr. Norbert Schwarz

The Patent Coordinators will have responsibility for managing all Joint Patent Rights claiming Joint Know-How as set forth in Section 9.4.1.

9.4                                 Patent Filing, Prosecution and Maintenance.

9.4.1                        Patent Filing, Prosecution and Maintenance of Joint Patent Rights.  The Parties, acting through the Patent Coordinators, shall be jointly responsible for preparing, filing, prosecuting, obtaining and maintaining all Joint Patent Rights.  The Parties will share equally the expense of such efforts; provided, however, that either Party may decide not to share such expenses, on a country-by-country basis, and thereafter such Joint Patent Rights, in such country, shall be deemed to be exclusively owned by the other Party.  The Parties shall jointly select patent attorneys and agents to assist them in such efforts.

9.4.2                        Patent Filing, Prosecution and Maintenance by EPIX.  Subject to the other terms of this Section 9, EPIX shall be responsible for preparing, filing, prosecuting, obtaining and maintaining, at its sole cost, expense and discretion, and acting through patent attorneys or agents of its choice, all EPIX Patent Rights. With regard to those EPIX Patent Rights relevant to the actual research projects being conducted during the Research Program Term EPIX: (i) will keep the Patent Coordinators reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation: (a) by providing the Patent Coordinators with copies of all communications received from or filed in patent office(s) with respect to such filing, and (b) by providing the Patent Coordinators a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the Patent Coordinators have a reasonable opportunity to review and comment.

9.4.3                        Patent Filing, Prosecution and Maintenance by SCHERING.  Subject to the other terms of this Section 9, SCHERING shall be responsible for preparing, filing, prosecuting, obtaining and maintaining, at its sole cost, expense and discretion, and acting through patent attorneys or agents of its choice, all SCHERING Patent Rights. With regard to those SCHERING Patent Rights relevant to the actual research projects being conducted during the Research Program Term SCHERING will keep the Patent Coordinators reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation: (a) by providing the Patent Coordinators with copies of all communications received from or filed in patent office(s) with respect to such filing, and (b) by providing the Patent Coordinators a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the Patent Coordinators have a reasonable opportunity to review and comment.

9.5                                 Infringement of Patent Rights.

9.5.1                        Infringement of Joint Patent Rights.  The Parties shall jointly determine whether to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of Joint Patent Rights.  If both Parties desire to take such action, they shall jointly determine how to share the expense and proceeds, if any, of the action and they shall jointly choose legal counsel.  If either Party declines to take any such action, the other Party shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of the other Party, which consent shall not be unreasonably withheld.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken by a single Party under this Section shall applied as follows:

(a)                                  First, to reimburse the Party bringing such action for it’s costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action;

(b)                                 Second, the remainder shall be divided between the Parties with [*****] to the Party bringing such action and the remaining [*****] to the other Party.

9.5.2                        Infringement of EPIX Patent Rights.  EPIX shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of EPIX’ Patent Rights in the Field.  SCHERING shall have the right, at its own expense, to be represented in any such action by EPIX by counsel of SCHERING’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of EPIX to control the suit as described in the first sentence of this Section.  If EPIX does not file any action or proceeding against such infringement within six (6) months after the later of (i) EPIX’s notice to SCHERING under Section 9.5.4, (ii) SCHERING’s notice to EPIX under Section 9.5.4, or (iii) a written request from SCHERING to take action with respect to such infringement, then SCHERING shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of EPIX, which consent shall not be unreasonably withheld.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 9.5, shall applied as follows:

(a)                                  First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action;

(b)                                 Second, to licensing Party in reimbursement for lost sales (net of royalties) associated with Licensed Products and to the licensor Party in reimbursement for lost royalties owing hereunder based on such lost sales;

(c)                                  Third, any amounts remaining shall be allocated as follows: (a) if EPIX is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to EPIX, (b) if SCHERING is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to SCHERING, and (c) if the suit is brought jointly, fifty percent (50%) to each Party.

9.5.3                        Infringement of SCHERING Patent Rights.  SCHERING shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of SCHERING’s Patent Rights.  EPIX shall have the right, at its own expense, to be represented in any such action by SCHERING by counsel of EPIX’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of SCHERING to control the suit as described in the first sentence of this Section 9.5.3.  If SCHERING does not file any action or proceeding against such infringement within six (6) months after the later of (i) SCHERING’s notice to EPIX under Section 9.5.4, (ii) EPIX’s notice to SCHERING under Section 9.5.4, or (iii) a written request from EPIX to take action with respect to such infringement, then EPIX shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of SCHERING, which consent shall not be unreasonably withheld.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 9.5, shall applied as follows:

(a)                                  First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action;

(b)                                 Second, to licensing Party in reimbursement for lost sales (net of royalties) associated with Licensed Products and to the licensor Party in reimbursement for lost royalties owing hereunder based on such lost sales;

(c)                                  Third, any amounts remaining shall be allocated as follows: (a) if SCHERING is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to SCHERING, (b) if EPIX is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to EPIX, and (c) if the suit is brought jointly, fifty percent (50%) to each Party.

9.5.4                        Notice of Infringement.  If either Party learns of any actual, alleged or threatened infringement by a Third Party of any Patent Rights related to the Research Program or any license granted under this Agreement(that is EPIX Patent Rights, SCHERING Patent Rights and Joint Patent Rights), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

9.5.5                        Infringement of Know-How.  Section 9.5 and the principles and mechanisms set forth therein shall apply accordingly to any infringement of unpatented Know-How related to the Research Program or any license granted under this Agreement (that is EPIX Know-How, SCHERING Know-How and Joint Know-How.

9.6                                 Cooperation.  If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

9.7                                 Patent Management.  The Parties agree to exercise their respective rights to manage the filing, prosecution and maintenance of Patent Rights under this Agreement in a manner, insofar as reasonably possible, that maximizes the value of such Patent Rights within the Field.

10.                                 CONFIDENTIALITY

10.1                           Nondisclosure Obligations.

10.1.1                  General.  Except as provided in this Article 10, during the Term and for a period of fifteen (15) years thereafter, both Parties shall maintain in confidence and use only for purposes specifically authorized under this Agreement: (i) information and data received from the other Party resulting from or related to Know-How, the development of Lead Compounds, Development Candidates and Licensed Products and (ii) all information and data not described in clause (i) but supplied by the other Party under this Agreement marked “Confidential.”  For purposes of this Article10, information and data described in clause (i) or (ii) shall be referred to as “Information.”

10.1.2                  Limitations.  To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement, a Party may disclose Information it is otherwise obligated under this Section 10.1 not to disclose to its Affiliates, sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis on condition that such entities or persons enter into written agreements to keep the Information confidential for the same time periods and to the same extent as such Party is required to keep the Information confidential. In addition a Party or its Affiliates or sublicensees may disclose such Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or authorizations to conduct clinical trials of, and to commercially market Licensed Products.  However, for the avoidance of doubt, the Parties state that neither SCHERING nor EPIX shall disclose pre-clinical or clinical data of the contents or pre-clinical or clinical study, reports derived from studies of Licensed Products that has been received from the other Party to advertising agencies, marketing research consultants, customers, healthcare professionals, consumers or regulatory agencies without the prior written approval of the other Party.

The obligation not to disclose Information shall not apply to any part of such Information that: (i) is or becomes part of the public domain other than by unauthorized acts of the Party obligated not to disclose such Information or those of its Affiliates or Sublicensees; (ii) can be shown by competent evidence to have been disclosed to the receiving Party or its or Sublicensees by a Third Party, provided, that such Information was not obtained by such Third Party directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement; (iii) can be shown by competent evidence, prior to disclosure under this Agreement, to already have been in the possession of the receiving Party or its Affiliates or Sublicensees, provided, that such Information was not obtained directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement; (iv) can be shown by competent evidence to have been independently developed by the receiving Party or its Affiliates without breach of any of the provisions of this Agreement; or (v) is disclosed by the receiving Party pursuant to interrogatories, requests for information or documents, subpoena, civil investigative demand issued by a court or governmental agency or as otherwise required by law; provided, that, the receiving Party notifies the other Party immediately upon receipt thereof so that such other Party (with the cooperation of the receiving Party) can seek a protective order or other order limiting or preventing disclosure; and provided, further, that the disclosing Party furnishes only that portion of the Information which it is advised by counsel is legally required under the circumstances.

10.1.3                  Terms of this Agreement.  Except as provided in Section 10.1.2 hereof, EPIX and SCHERING each agree not to disclose any terms or conditions of this Agreement to any Third Party without the prior written consent of the other Party, except as required by applicable law.  If either Party determines that it is required to file this Agreement with the Securities and Exchange Commission or other governmental agency for any reason, such Party shall request confidential treatment of such portions of this Agreement as the Parties shall together determine is appropriate.  Notwithstanding the foregoing, prior to execution of this Agreement, EPIX and SCHERING have agreed upon the substance of information that can be used as a routine reference in the usual course of business to describe the terms of this transaction, and EPIX and SCHERING may disclose such information, as modified by mutual agreement from time to time, without the other Party’s consent as may be necessary from time to time.

10.2                           Injunctive Relief.  The Parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article 10 by either Party or their employees, agents, officers or directors or any other person acting in concert with it or on its behalf.  Accordingly, each Party shall be entitled to the granting of injunctive relief or other equitable relief by a court of Competent jurisdiction against any action that constitutes any such breach of this Article 10, in addition to any monetary damages to which a Party may be entitled.

11.                                 REPRESENTATIONS AND WARRANTIES

11.1                           Representations and Warranties.  EPIX and SCHERING each represent and warrant to the other, as of the Effective Date as follows:

11.2                           Organization.  It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

11.3                           Authorization.  The execution, delivery and performance by it of this Agreement: (a) have been duly authorized by all necessary corporate action and (b) do not and will not violate any provision of any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

11.4                           No Inconsistent Obligation.  It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder and that it has all power and authority under all instruments or agreements to which it is a Party to enter into this Agreement and to perform its obligations hereunder.

11.5                           Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

12.                                 INDEMNITY

12.1                           Claim.  For purposes of this Article 12 “Claim” shall mean any and all Third Party suits, actions, claims, demands, liabilities, expenses, and/or losses, including without limitation reasonable attorneys fees, based upon, arising in connection with, or resulting from the development, clinical study in humans, or commercialization of Lead Compounds, Development Candidates and Licensed Products excluding any suits, actions, claims, demands, liabilities, expenses, and/or losses based upon, arising in connection with, or resulting from infringement of the intellectual property rights (including without limitation patent rights) of any Third Party or Third Parties.

12.2                           SCHERING Indemnity Obligations.  Subject to the provisions of Sections 12.3 and 12.4, SCHERING agrees to defend, indemnify and hold EPIX, its Affiliates and their respective directors, officers, employees and agents harmless from all Claims against EPIX, its Affiliates or their respective directors, officers, employees or agents solely based upon, arising in connection with or resulting from (a) actual or asserted violations of any applicable law or regulation by SCHERING, its Affiliates, sublicensees, or agents by virtue of which any Lead Compound, Development Candidate, or Licensed Product is developed, distributed or sold by SCHERING shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation, (b) the manufacture, use, sale or promotion of Lead Compounds, Development Candidates or Licensed Products by SCHERING; (c) any negligent or willful or intentional act or omission to act by SCHERING, its Affiliates, sublicensees, or agents in any manner in connection with performance hereunder; or (d) the breach of any representation or warranty of SCHERING in this Agreement.

12.3                           EPIX Indemnity Obligations.  Subject to the provisions of Sections 12.2 and 12.4, EPIX agrees to defend, indemnify and hold SCHERING, its Affiliates and their respective directors, officers, employees and agents harmless from all Claims against SCHERING, its Affiliates or their respective directors, officers, employees or agents solely based upon, arising in connection with or resulting from (a) actual or asserted violations of any applicable law or regulation by EPIX, its Affiliates, sublicensees, or agents by virtue of which any Lead Compound, Development Candidate, or Licensed Product is developed, distributed or sold by EPIX shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation, (a) the manufacture, use, sale or promotion of Lead Compounds, Development Candidates or Licensed Products; (b) any negligent or willful or intentional act or omission to act by EPIX, its Affiliates, sublicensees or agents in any manner in connection with performance hereunder; or (c) the breach of any representation or warranty of EPIX in this Agreement.

12.4                           Procedure.  A Party or any of its Affiliates (the “Indemnitee”) that intends to claim indemnification under this Sections 12.2 or 12.3 shall promptly notify the other Party (the “Indemnitor”) of the Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually ‘satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor,  would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings. An Indemnitee shall not be entitled to indemnification under Sections 12.2 or 12.3 if any settlement or compromise of a Claim is effected by the Indemnitee without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed.  The failure to deliver notice to the Indemnitor within a reasonable time after notice of a Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under Sections 12.2 or 12.3.  The Indemnitee under Sections 12.2 or 12.3, its employees and agents (and those of any indemnified Affiliates or other Indemnitees), shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of the Claim covered by this indemnification.  Any Costs paid by an Indemnitor shall be without prejudice to the Indemnitor’s right to contest the Indemnitee’s right to be indemnified, and subject to refund in the event that the Indemnitor is ultimately held not to be obligated to indemnify the Indemnitee.

12.5                           Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER EPIX NOR SCHERING WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS.

13.                                 MISCELLANEOUS

13.1                           Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority; provided, however, that the Party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. Either Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure.  The Parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

13.2                           Assignment.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either EPIX or SCHERING may, without such consent, assign its rights and obligations under this agreement: (i) to any Affiliate, or (ii) in connection with a merger, consolidation or sale of substantially all of such Party’s assets to an unrelated Third Party; provided, however, with respect to this Subsection (ii), that the other Party has the right to terminate with immediate effect the Research Program Term under this Agreement; provided, further, with respect to this Subsection (ii), that such Party’s rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and shall not be transferred separately from all or substantially all of its diagnostic imaging business assets.  Any purported assignment in violation of the preceding sentence shall be void.  Any permitted assignee shall assume all obligations of its assignor under this Agreement.

13.3                           Severability.  Each Party hereby agrees that it does not intend, by its execution hereof, to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries.  Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic and other effects are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole or the validity of any portions hereof, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

13.4                           Notices.  Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to EPIX:                                                                                         EPIX Medical, Inc.

71 Rogers Street

Cambridge, Massachusetts 02142-1118

Attention:  Chief Executive Officer

with a copy to:                                                                 Mintz Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Attention:  William T. Whelan, Esq.

If to SCHERING:                   SCHERING Aktiengesellschaft

13342 Berlin

Germany

Attention:  Head of Corporate Research

with a copy to:                                                                 SCHERING Aktiengesellschaft

13342 Berlin

Germany

Attention:  Legal Department

13.5                           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of laws provisions thereof.

13.6                           General Dispute Resolution.

13.6.1                  Negotiation.  Subject to any other dispute resolution principles and mechanisms set forth in this Agreement, the Parties hereby agree that they will attempt in good faith to, resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations.  If a controversy or claim should arise hereunder, the representatives of the Parties will confer at least once and will attempt to resolve the matter.   If the matter has not been resolved within fourteen (14) Business Days of their first meeting, the representatives shall refer the matter to the Chief Executive Officer of EPIX and the Head of Corporate Research of SCHERING.  If the matter has not been resolved within thirty (30) Business Days of the first meeting of the Chief Executive Officer of EPIX and the Head of Corporate Research of SCHERING (which period may be extended by mutual agreement), subject to rights to injunctive relief and specific performance, and unless otherwise specifically provided for herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled as set forth in Section 13.6.2, unless provided otherwise in this Agreement.

13.6.2                  Arbitration.  All disputes, controversies or differences which may arise between the Parties out of or in relation to this Agreement or any default or breach thereof may be resolved by arbitration in accordance with the commercial arbitration rules (except as otherwise specified herein) of the American Arbitration Association by three arbitrators, one to be selected by each of the Parties from a list of arbitrators supplied by the American Arbitration Association within thirty days of receipt of such list, and a third to be selected by the first two from such list within a reasonable time. The arbitrators shall be experienced in the subject matter of the arbitration (for example, arbitration of a scientific issue would require appointment of arbitrators with knowledge of the relevant area of science).  The arbitration shall take place in New York, New York.  Either Party may initiate an arbitration by written not ice to the other Party, such notice shall set forth the particulars of the issue to be arbitrated in sufficient detail to permit the Party receiving the notice to conduct an investigation and formulate a position (such notice shall not preclude the Parties from attempting to informally settle their differences).  The arbitrators shall select one of their number to serve as presiding arbitrator, with the responsibility for handling administrative matters relating to the arbitration.  Within sixty days of written notice to the Parties of the selection of the third arbitrator, each Party shall contemporaneously submit in writing to the presiding arbitrator and the other Party its position for the resolution of the issue that is the subject matter of the arbitration.  At the request of either Party, to be submitted to the presiding arbitrator and the other Party within sixty days receipt of the written position of the other Party, the arbitrators shall schedule in-person presentations of the Parties (at which both parties and all three arbitrators shall be present), which may include the presentation of witnesses, oral argument, or both, at the discretion of each of the Parties, and which shall not exceed five hours for each of the Parties.  The in-person presentations shall be scheduled by the arbitrators at their convenience and the reasonable convenience of the Parties, but shall be held within ninety and one hundred fifty days of receipt by the presiding arbitrator of the first request for an in-person presentation.  If neither Party makes a request for an in person presentation, then the decision of the arbitrators shall be based solely on the written positions of the Parties.  The arbitrators shall have the power only to select one of the Party’s positions, and the decision of any two of the arbitrators shall be the result of the arbitration.  The non-prevailing Party shall bear the costs of the arbitration.  The decision resulting from the arbitration provided for herein shall be final and binding on the Parties hereto.  Notwithstanding the above, without resort to arbitration in the first instance, either Party has the right to bring suit against the other Party for:

(i) any breach of such other Party’s duties of confidentiality pursuant to Article 10 of this Agreement and (ii) any infringement of its own proprietary rights by the other Party.  Judgment upon the arbitrators’ award may be entered in any court of competent jurisdiction.  The Parties agree not to institute any litigation or proceedings against each other in connection with this Agreement unless they have complied with the provisions of this Section 13.6.2, as they may be applicable, unless otherwise provided herein.

13.7                           Public Announcements.  Anything in Article 10 to the contrary notwithstanding, the Parties agree that press releases and other announcements to be made by either of them in relation to this Agreement shall be subject to the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except to the extent that any such press release is required to be made by law or the rules of any national stock exchange and the consent of the other Party is not obtained after reasonable efforts to do so.  The Parties will agree to issue a joint press release immediately following the execution of this Agreement, the form and content of which shall be reasonably satisfactory to both Parties.

13.8                           Entire Agreement; Amendment.  This Agreement, together with the exhibits hereto, contain the entire understanding of the Parties with respect to the subject matter hereof.  All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement and the other agreements described in this Section.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

13.9                           Headings.  The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

13.10                     Agreement Not to Solicit Employees.  During the Term and for a period of two (2) years following the expiration or termination of this Agreement, EPIX and SCHERING agree not to seek to persuade or induce any employee of the other company to discontinue his or her employment with that company in order to become employed by or associated with any business, enterprise or effort that is associated with its own business.

13.11                     Exports.  The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party.  EPIX and SCHERING agree not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control laws or governmental regulations.  EPIX and SCHERING agree to obtain similar covenants from their licensees, Sublicensees and contractors with respect to the subject matter of this Section 13.11.

13.12                     Waiver.  The waiver by either Party hereto of any right hereunder shall not be deemed a waiver of any other right hereunder whether of a similar nature or otherwise.

13.13                     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.14                     Independent Contractors; Negation of Partnership.  The relationship of EPIX and SCHERING established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either Party the power to direct or control the day-to-day activities of the other, or allow one Party to create or assume an obligation on behalf of the other Party for any purpose whatsoever.  This Agreement is not intended to create a partnership between EPIX and SCHERING for United States federal income tax purposes (as defined in Section 761 of the Internal Revenue Code), for any state or local jurisdiction in the United States, of for any country other than the United States.  Therefore, there is no requirement in the United States to file Form 1065, United States Partnership Return of Income, or any similar state or local income tax return in any political subdivision of the United States, or any similar tax document in any country other than the United States, in regard to the contractual relationship described in this Agreement.

13.15                     Ambiguities.  The Parties acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

EPIX MEDICAL, INC.

By:
Michael D. Webb
Chief Executive Officer

SCHERING AKTIENGESELLSCHAFT

By:

Prof. Dr. Günter Stock
Member of the Vorstand

By:

Prof. Dr. Björn Wallmark
Head of Corporate Research

Exhibit 1.13

EPIX Patent Rights

The following patent families constitute existing utility applications assigned to EPIX or in the case of the MET-1 patent family exclusively licensed from The General Hospital Corporation of Boston, Massachusetts (Agreement of March 24, 1992 amended July 10, 1995).  MET-9 is assigned to Dyax and EPIX with EPIX having exclusive rights to MRI applications (Agreement of June 20, 1997 amended March 17, 2003).

MET-1	US	[*****]
	US-CIP	[*****]
	PCT	[*****]
	EPO	[*****]
	CANADA	[*****]
	HONG KONG	[*****]
	LATVIA	[*****]
	SINGAPORE	[*****]

MET-3	US	[*****]
	PCT	[*****]

MET-4	PCT	[*****]
	AUSTRALIA	[*****]
	ISRAEL	[*****]
	NEW ZEALAND	[*****]
	SINGAPORE	[*****]
	SOUTH AFRICA	[*****]
	SWAZILAND	[*****]
	TAIWAN	[*****]

MET-5	US CON Publication	[*****]
	PCT	[*****]
	EPO	[*****]
	AUSTRALIA	[*****]
	CHINA	[*****]
	ISRAEL	[*****]
	NEW ZEALAND	[*****]
	SINGAPORE	[*****]

MET-6	US	[*****]
	AUSTRALIA	[*****]

	NEW ZEALAND	[*****]

MET-7	AUSTRALIA	[*****]
	EPO	[*****]
	NEW ZEALAND	[*****]

MET-8	US	[*****]
	PCT	[*****]

MET-9	US Application	[*****]
	PCT	[*****]

MET-10	US	[*****]
	PCT	[*****]

MET-11	PCT	[*****]

MET-12	US	[*****]
	PCT	[*****]

MET-14	PCT	[*****]

MET-15	PCT	[*****]

MET-16	US Publication	[*****]
	PCT	[*****]

Exhibit 1.15

Products of SCHERING in Development or Commercialized

1.              Commercialized Products

Magnevist (gadopentetate dimeglumine)

Gadovist  (gadobutrol)

Resovist (ferucarbotran)

Feridex (ferumoxide)

Teslascan (mangafodipir trisodium)

2. Products in Development

[*****]

Exhibit 1.49

Schering Patent Rights

File number	Country C	Publication number	Grant number	Expiry
02346A	NL	[*****]	[*****]	19/JUL/2002
02346A	NL	[*****]	[*****]	04/FEB/2003
02346A	NO		[*****]	23/JUL/2002
02346A	NO	[*****]	[*****]	05/FEB/2003
02346A	SE	[*****]	[*****]	07/SEP/2004
02346A	NL	[*****]	[*****]	19/JUL/2002
02346A	IT	[*****]	[*****]	31/DEC/2007
02346A	JP		[*****]	23/JUL/2002
02346A	LU	[*****]	[*****]	19/JUL/2002
02346A	GB	[*****]	[*****]	04/FEB/2003
02346A	GB	[*****]	[*****]	19/JUL/2002
02346A	GB	[*****]	[*****]	19/JUL/2002
02346A	FR	[*****]	[*****]	21/JUN/2005
02346A	FR	[*****]	[*****]	19/JUL/2002
02346A	FR	[*****]	[*****]	19/JUL/2002
02346A	IT	[*****]	[*****]	19/JUL/2002
02346A	LU	[*****]	[*****]	05/FEB/2003
02346A	LU	[*****]	[*****]	19/JUL/2002
02346A	DE	[*****]	[*****]	05/FEB/2003
02346A	DE		[*****]	24/JUL/2001
02346A	DE 0071564	[*****]	[*****]
02346A	DE	[*****]	[*****]	19/JUL/2002
02346A	CH	[*****]	[*****]	19/SEP/2003
02346A	CH	[*****]	[*****]	19/JUL/2002
02346A	CH	[*****]	[*****]	19/JUL/2002
02346A	IE		[*****]	03/FEB/2003
02346A	IE		[*****]	23/JUL/2002
02346A	AT	[*****]	[*****]	19/JUL/2002
02346A	AT	[*****]	[*****]	19/JUL/2002
02346A	CA		[*****]	16/AUG/2005
02346A	BE	[*****]	[*****]
02346A	BE	[*****]	[*****]	19/JUL/2002
02346A	BE	[*****]	[*****]	19/JUL/2002
02346A	AU		[*****]	22/JUL/2007
02346A	AU		[*****]	22/JUL/2002
02346A	AU	[*****]	[*****]	22/JUL/2002
02346A	AT	[*****]	[*****]	05/FEB/2003
02346A	CA	[*****]	[*****]	03/MAR/2004
02346A	JP		[*****]	23/JUL/2002
02346A	JP		[*****]	23/JUL/2002
02346A	IT	[*****]	[*****]	19/JUL/2002
02346A	ZA		[*****]	23/JUL/2002
02346A	SE	[*****]	[*****]	19/JUL/2002
02346A	SE	[*****]	[*****]	19/JUL/2002
02346A	NZ		[*****]	23/JUL/2002

File number	Country C	Publication number	Grant number	Expiry
02491A	US		[*****]	01/OCT/2013
02491A	US
02491A	US		[*****]	04/JUN/2008
02491A	US		[*****]	03/MAR/2004
02491A	US		[*****]	02/MAR/2004
02491A	US		[*****]	08/NOV/2011
02491A	US		[*****]	02/MAR/2004
02491A	SE	[*****]		19/JAN/2004
02491A	SG		[*****]	20/JAN/2004
02491A	JP		[*****]	18/JAN/2004
02491A	JP		[*****]
02491A	IT		[*****]	19/JAN/2004
02491A	IL		[*****]	18/JAN/2004
02491A	NZ		[*****]	18/JAN/2004
02491A	US
02491A	US
02491A	US		[*****]	02/MAR/2004
02491A	SG		[*****]	20/JAN/2004
02491A	GB		[*****]	20/JAN/2004
02491A	FR	[*****]	[*****]	19/JAN/2004
02491A	FR	[*****]	[*****]	19/JAN/2004
02491A	IL		[*****]	18/JAN/2004
02491A	NZ		[*****]	18/JAN/2004
02491A	NO		[*****]	20/JAN/2004
02491A	NL	[*****]	[*****]	10/JAN/2004
02491A	NL			10/JAN/2004
02491A	LU		[*****]	20/JAN/2004
02491A	BE		[*****]	19/JAN/2004
02491A	AU	[*****]	[*****]	18/JAN/2004
02491A	AU	[*****]	[*****]	18/JAN/2004
02491A	FI	[*****]	[*****]	19/JAN/2004
02491A	IE		[*****]	20/JAN/2004
02491A	IE		[*****]	20/JAN/2004
02491A	GR		[*****]	19/JAN/2004
02491A	GB	[*****]		20/JAN/2004
02491A	GB		[*****]	20/JAN/2004
02491A	AT		[*****]	15/SEP/2011
02491A	ES		[*****]	22/NOV/2004
02491A	DK		[*****]	20/JAN/2004
02491A	DK		[*****]	20/JAN/2004
02491A	CH		[*****]	20/JAN/2004
02491A	CA		[*****]	20/JUN/2006
02491A	SE	[*****]	[*****]	19/JAN/2004
02491A	PT		[*****]	09/APR/2004
02491A	US
02491A	US
02491A	US
02491A	US		[*****]	03/JUN/2008
02491A	ZA		[*****]	20/JAN/2004

File number	Country C	Publication number	Grant number	Expiry
02491A	SG			20/JAN/2004
02491A	SG			20/JAN/2004
02575A	DE		[*****]	11/JAN/2004
02575A	DE	[*****]	[*****]	11/JAN/2004
02969A	AT	[*****]	[*****]	24/JUL/2007
02969A	AU	[*****]	[*****]	27/JUL/2007
02969A	BE	[*****]	[*****]	24/JUL/2007
02969A	CA		[*****]	30/JAN/2018
02969A	CH	[*****]	[*****]	24/JUL/2007
02969A	DE	[*****]	[*****]	24/JUL/2007
02969A	DE		[*****]	28/JUL/2006
02969A	DK		[*****]	28/JUL/2007
02969A	ES	[*****]	[*****]	24/JUL/2007
02969A	FR	[*****]	[*****]	24/JUL/2007
02969A	GB	[*****]	[*****]	24/JUL/2007
02969A	GR	[*****]	[*****]	24/JUL/2007
02969A	IE		[*****]	28/JUL/2007
02969A	IT	[*****]	[*****]	24/JUL/2007
02969A	JP		[*****]	28/JUL/2007
02969A	LU	[*****]	[*****]	24/JUL/2007
02969A	NL	[*****]	[*****]	24/JUL/2007
02969A	NO		[*****]	27/JUL/2007
02969A	NZ		[*****]	28/JUL/2007
02969A	PT		[*****]	03/DEC/2007
02969A	SE	[*****]	[*****]	24/JUL/2007
02969A	US
02969A	US		[*****]	16/FEB/2016
02969A	US
02969A	US
02969A	US
02969A	US
02969A	ZA		[*****]	28/JUL/2007
03035A	AT	[*****]	[*****]	23/NOV/2007
03035A	AU	[*****]	[*****]	27/NOV/2007
03035A	AU
03035A	BE	[*****]	[*****]	23/NOV/2007
03035A	CA		[*****]	14/SEP/2010
03035A	CH	[*****]	[*****]	23/NOV/2007
03035A	DE	[*****]	[*****]	23/NOV/2007
03035A	DE		[*****]	28/NOV/2006
03035A	DK		[*****]	10/NOV/2007
03035A	ES	[*****]	[*****]	23/NOV/2007
03035A	FR	[*****]	[*****]	23/NOV/2007
03035A	GB	[*****]	[*****]	23/NOV/2007
03035A	GR	[*****]	[*****]	23/NOV/2007
03035A	IE		[*****]	27/NOV/2007
03035A	IL		[*****]	25/NOV/2007
03035A	IT	[*****]	[*****]	23/NOV/2007
03035A	JP		[*****]	27/NOV/2007

File number	Country C	Publication number	Grant number	Expiry
03035A	LU	[*****]	[*****]	23/NOV/2007
03035A	NL	[*****]	[*****]	23/NOV/2007
03035A	NO		[*****]	27/NOV/2007
03035A	NZ		[*****]	25/NOV/2007
03035A	PT		[*****]	06/MAR/2008
03035A	SE	[*****]	[*****]	23/NOV/2007
03035A	US		[*****]	24/MAR/2009
03035A	US
03035A	US		[*****]	02/MAR/2016
03035A	US			30/NOV/2007
03035A	US
03035A	ZA		[*****]	27/NOV/2007
03193A	DE	[*****]	[*****]	27/FEB/2009
03193A	JP		[*****]
03193A	US		[*****]	28/OCT/2014
03193A	US		[*****]	28/OCT/2014
03226A	DE	[*****]	[*****]	17/MAR/2009
03226A	US		[*****]	08/FEB/2011
03226A	US
50116A	DE	[*****]	[*****]	11/AUG/2009
50116A	US		[*****]	04/JAN/2011
50235A	AT	[*****]	[*****]	27/JUN/2010
50235A	AU	[*****]	[*****]	29/JUN/2010
50235A	BE	[*****]	[*****]	27/JUN/2010
50235A	BY		[*****]	19/NOV/2013
50235A	CA		[*****]	29/JUN/2010
50235A	CH	[*****]	[*****]	27/JUN/2010
50235A	CZ		[*****]	26/JUN/2010
50235A	DD		[*****]	29/JUN/2008
50235A	DE	[*****]	[*****]	27/JUN/2010
50235A	DK	[*****]	[*****]	27/JUN/2010
50235A	ES	[*****]	[*****]	27/JUN/2010
50235A	FI		[*****]	29/JUN/2010
50235A	FR	[*****]	[*****]	27/JUN/2010
50235A	GB	[*****]	[*****]	27/JUN/2010
50235A	GR	[*****]	[*****]	27/JUN/2010
50235A	HK	[*****]	[*****]	27/JUN/2010
50235A	HU		[*****]	29/JUN/2010
50235A	IE		[*****]	26/JUN/2010
50235A	IL		[*****]	21/JUN/2010
50235A	IT	[*****]	[*****]	27/JUN/2010
50235A	JP		[*****]	29/JUN/2010
50235A	KR		[*****]	27/JUN/2010
50235A	LU	[*****]	[*****]	27/JUN/2010
50235A	NL	[*****]	[*****]	27/JUN/2010
50235A	NO		[*****]	29/JUN/2010
50235A	NZ	[*****]	[*****]	28/JUN/2010
50235A	PT		[*****]	25/NOV/2011
50235A	RU		[*****]	29/JUN/2010

File number	Country C	Publication number	Grant number	Expiry
50235A	SE	[*****]	[*****]	27/JUN/2010
50235A	SK		[*****]	26/JUN/2010
50235A	TW		[*****]	08/NOV/2010
50235A	UA		[*****]	28/JUN/2010
50235A	US
50235A	US
50235A	US
50235A	US		[*****]	25/AUG/2015
50235A	US		[*****]	21/MAR/2017
50235A	US		[*****]	09/DEC/2014
50235A	US
50235A	ZA		[*****]	29/JUN/2010
50298A	AT	[*****]	[*****]	19/NOV/2010
50298A	AU		[*****]	21/NOV/2010
50298A	BE	[*****]	[*****]	19/NOV/2010
50298A	CA			21/NOV/2010
50298A	CH	[*****]	[*****]	19/NOV/2010
50298A	DE	[*****]	[*****]	19/NOV/2010
50298A	DK	[*****]	[*****]	19/NOV/2010
50298A	ES	[*****]	[*****]	19/NOV/2010
50298A	FI		[*****]	21/NOV/2010
50298A	FR	[*****]	[*****]	19/NOV/2010
50298A	GB	[*****]	[*****]	19/NOV/2010
50298A	GR	[*****]	[*****]	19/NOV/2010
50298A	IE		[*****]	21/NOV/2010
50298A	IL		[*****]	21/NOV/2010
50298A	IT	[*****]	[*****]	19/NOV/2010
50298A	JP		[*****]	21/NOV/2010
50298A	KR		[*****]	21/NOV/2010
50298A	LU	[*****]	[*****]	19/NOV/2010
50298A	NL	[*****]	[*****]	19/NOV/2010
50298A	NO		[*****]	21/NOV/2010
50298A	NZ	[*****]	[*****]	20/NOV/2010
50298A	PT		[*****]	22/SEP/2014
50298A	SE	[*****]	[*****]	19/NOV/2010
50298A	US		[*****]	22/JUL/2014
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US			21/NOV/2010
50298A	US		[*****]	15/NOV/2011
50298A	ZA		[*****]	21/NOV/2010
50298A	US			21/NOV/2010
50340A	AT	[*****]	[*****]	18/MAR/2011
50340A	AU	[*****]	[*****]	19/MAR/2011
50340A	AU		[*****]	19/MAR/2016
50340A	BE	[*****]	[*****]	18/MAR/2011

File number	Country C	Publication number	Grant number	Expiry
50340A	BE	[*****]	[*****]	24/JAN/2015
50340A	CA		[*****]	18/MAR/2011
50340A	CH	[*****]	[*****]	18/MAR/2011
50340A	CH	[*****]	[*****]	26/FEB/2013
50340A	DE	[*****]	[*****]	18/MAR/2011
50340A	DE		[*****]	24/JAN/2015
50340A	DK	[*****]	[*****]	18/MAR/2011
50340A	DK			18/MAR/2016
50340A	ES	[*****]	[*****]	18/MAR/2011
50340A	FI		[*****]	19/MAR/2011
50340A	FI			19/MAR/2016
50340A	FR	[*****]	[*****]	18/MAR/2011
50340A	GB	[*****]	[*****]	18/MAR/2011
50340A	GR	[*****]	[*****]	18/MAR/2011
50340A	GR			18/MAR/2016
50340A	HK	[*****]	[*****]	18/MAR/2011
50340A	HU		[*****]	18/MAR/2011
50340A	IE		[*****]	19/MAR/2011
50340A	IL		[*****]	19/MAR/2011
50340A	IT	[*****]	[*****]	18/MAR/2011
50340A	IT	[*****]	[*****]	18/MAR/2016
50340A	JP		[*****]	18/MAR/2011
50340A	LU	[*****]	[*****]	18/MAR/2011
50340A	NL	[*****]	[*****]	18/MAR/2011
50340A	NO		[*****]	18/MAR/2011
50340A	NO			18/MAR/2016
50340A	NZ		[*****]	18/MAR/2011
50340A		[*****]	[*****]
50340A	PT			24/FEB/2017
50340A	SE	[*****]	[*****]	18/MAR/2011
50340A	SE		[*****]	18/MAR/2016
50340A	US		[*****]	09/NOV/2016
50340A	US		[*****]	19/MAR/2011
50340A	US	[*****]		19/MAR/2011
50340A	US
50340A	US
50340A	US
50351A	DE	[*****]	[*****]	05/APR/2011
50351A	FR	[*****]	[*****]	05/APR/2011
50351A	GB	[*****]	[*****]	05/APR/2011
50351A	IE		[*****]	08/APR/2011
50351A	IT	[*****]	[*****]	05/APR/2011
50351A	JP		[*****]	04/APR/2011
50351A	NO		[*****]	05/APR/2011
50351A	US		[*****]	12/JAN/2016
50351A	US		[*****]	08/APR/2011
50351A	US		[*****]	01/DEC/2015
50351A	US			08/APR/2011
50351A	US

File number	Country C	Publication number	Grant number	Expiry
50351A	US			08/APR/2011
50384A	IE		[*****]	08/NOV/2011
50384A	AT	[*****]	[*****]	07/NOV/2011
50384A	BE	[*****]	[*****]	07/NOV/2011
50384A	CH	[*****]	[*****]	07/NOV/2011
50384A	DE	[*****]	[*****]	07/NOV/2011
50384A	DK	[*****]	[*****]	07/NOV/2011
50384A	ES	[*****]	[*****]	07/NOV/2011
50384A	FR	[*****]	[*****]	07/NOV/2011
50384A	GB	[*****]	[*****]	07/NOV/2011
50384A	GR	[*****]	[*****]	07/NOV/2011
50384A	IT	[*****]	[*****]	07/NOV/2011
50384A	JP		[*****]
50384A	LU	[*****]	[*****]	07/NOV/2011
50384A	NL	[*****]	[*****]	07/NOV/2011
50384A	PT		[*****]	19/JAN/2014
50384A	SE	[*****]	[*****]	07/NOV/2011
50384A	US		[*****]	08/NOV/2011
50396B	CA			04/DEC/2012
50396B	CZ		[*****]	04/DEC/2012
50396B	DE	[*****]		06/DEC/2011
50396B	EP	[*****]	[*****]	03/DEC/2012
50396B	HU			04/DEC/2012
50396B	IL	[*****]	[*****]	06/DEC/2012
50396B	JP			07/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	SK		[*****]	04/DEC/2012
50396B	US		[*****]	06/DEC/2012
50396B	US
50396B	AT		[*****]	03/DEC/2012
50396B	BE			03/DEC/2012
50396B	DK			03/DEC/2012
50396B	FR			03/DEC/2012
50396B	LU			03/DEC/2012
50396B	NL			03/DEC/2012
50396B	ES			03/DEC/2012
50396B	CH			03/DEC/2012
50396B	GR			03/DEC/2012
50396B	GB			03/DEC/2012
50396B	SE			03/DEC/2012
50396B	PT			03/DEC/2012
50396B	MC			03/DEC/2012
50396B	IT			03/DEC/2012
50396B	IE			03/DEC/2012
50396B	DE		[*****]	03/DEC/2012

File number	Country C	Publication number	Grant number	Expiry
50449A	AT	[*****]	[*****]	13/APR/2012
50449A	AU	[*****]	[*****]	11/MAY/2012
50449A	BE	[*****]	[*****]	13/APR/2012
50449A	CA		[*****]	13/MAY/2012
50449A	CH	[*****]	[*****]	13/APR/2012
50449A	DE	[*****]	[*****]	13/APR/2012
50449A	DK	[*****]	[*****]	13/APR/2012
50449A	ES	[*****]	[*****]	13/APR/2012
50449A	FR	[*****]	[*****]	13/APR/2012
50449A	GB	[*****]	[*****]	13/APR/2012
50449A	GR	[*****]	[*****]	13/APR/2012
50449A	IE		[*****]	19/MAY/2012
50449A	IL		[*****]	20/MAY/2012
50449A	IT	[*****]	[*****]	13/APR/2012
50449A	JP		[*****]	28/MAY/2012
50449A	LU	[*****]	[*****]	13/APR/2012
50449A	MC	[*****]	[*****]	13/APR/2012
50449A	NL	[*****]	[*****]	13/APR/2012
50449A	NO		[*****]	05/MAY/2012
50449A	NZ	[*****]	[*****]	08/MAY/2012
50449A	PT	[*****]	[*****]	13/APR/2012
50449A	SE	[*****]	[*****]	13/APR/2012
50449A	US		[*****]	27/JUN/2012
50449A	ZA		[*****]	07/MAY/2012
50479A	AT	[*****]	[*****]	28/MAY/2013
50479A	BE	[*****]	[*****]	28/MAY/2013
50479A	CA			28/MAY/2013
50479A	CH	[*****]	[*****]	28/MAY/2013
50479A	CZ		[*****]	28/MAY/2013
50479A	DE	[*****]	[*****]	28/MAY/2013
50479A	DE	[*****]	[*****]	04/JUN/2012
50479A	DK	[*****]	[*****]	28/MAY/2013
50479A	ES	[*****]	[*****]	28/MAY/2013
50479A	FR	[*****]	[*****]	28/MAY/2013
50479A	GB	[*****]	[*****]	28/MAY/2013
50479A	GR	[*****]	[*****]	28/MAY/2013
50479A	HU		[*****]	28/MAY/2013
50479A	IE	[*****]	[*****]	28/MAY/2013
50479A	IL		[*****]	25/MAY/2013
50479A	IT	[*****]	[*****]	28/MAY/2013
50479A	JP			28/MAY/2013
50479A	KR		[*****]	28/MAY/2013
50479A	LU	[*****]	[*****]	28/MAY/2013
50479A	MC	[*****]	[*****]	28/MAY/2013
50479A	NL	[*****]	[*****]	28/MAY/2013
50479A	NO		[*****]	28/MAY/2013
50479A	PT	[*****]	[*****]	28/MAY/2013
50479A	SE	[*****]	[*****]	28/MAY/2013
50479A	SK		[*****]	28/MAY/2013

File number	Country C	Publication number	Grant number	Expiry
50479A	US		[*****]	07/DEC/2012
50479A	US
50580A	CA			28/SEP/2013
50580A	DE			28/SEP/2012
50580A	EP			28/SEP/2013
50580A	JP			28/SEP/2013
50580A	NO		[*****]	28/SEP/2013
50580A	US		[*****]	15/DEC/2015
50580A	ZA		[*****]	28/SEP/2013
50658A	AT	[*****]	[*****]	08/JAN/2014
50658A	AU	[*****]	[*****]	08/JAN/2014
50658A	BE	[*****]	[*****]	08/JAN/2014
50658A	CA			08/JAN/2014
50658A	CH	[*****]	[*****]	08/JAN/2014
50658A	CN	[*****]	[*****]	24/JAN/2014
50658A	DE	[*****]	[*****]	08/JAN/2014
50658A	DK	[*****]	[*****]	08/JAN/2014
50658A	ES	[*****]	[*****]	08/JAN/2014
50658A	FR	[*****]	[*****]	08/JAN/2014
50658A	GB	[*****]	[*****]	08/JAN/2014
50658A	GR	[*****]	[*****]	08/JAN/2014
50658A	HU		[*****]	08/JAN/2014
50658A	ID	[*****]	[*****]	10/MAR/2014
50658A	IE	[*****]	[*****]	08/JAN/2014
50658A	IL		[*****]	16/JAN/2014
50658A	IT	[*****]	[*****]	08/JAN/2014
50658A	JP			08/JAN/2014
50658A	KR		[*****]	08/JAN/2014
50658A	LU	[*****]	[*****]	08/JAN/2014
50658A	MC	[*****]	[*****]	08/JAN/2014
50658A	MY		[*****]	31/JUL/2015
50658A	NL	[*****]	[*****]	08/JAN/2014
50658A	NO		[*****]	08/JAN/2014
50658A	NZ	[*****]	[*****]	08/JAN/2014
50658A	PT	[*****]	[*****]	08/JAN/2014
50658A	SE	[*****]	[*****]	08/JAN/2014
50658A	TH			24/JAN/2014
50658A	TW	[*****]	[*****]	11/MAR/2014
50658A	US		[*****]	05/AUG/2014
50658A	ZA		[*****]	25/JAN/2014
50659A	AU			10/NOV/2014
50659A	KR			10/NOV/2014
50659A	NO			10/NOV/2014
50659A	NZ			10/NOV/2014
50735A	AT	[*****]	[*****]	05/NOV/2013
50735A	BE	[*****]	[*****]	05/NOV/2013
50735A	CA			04/NOV/2013
50735A	CH	[*****]	[*****]	05/NOV/2013
50735A	CZ		[*****]	05/NOV/2013

File number	Country C	Publication number	Grant number	Expiry
50735A	DE	[*****]	[*****]	05/NOV/2013
50735A	DE	[*****]	[*****]	06/NOV/2012
50735A	DK	[*****]	[*****]	05/NOV/2013
50735A	ES	[*****]	[*****]	05/NOV/2013
50735A	FR	[*****]	[*****]	05/NOV/2013
50735A	GB	[*****]	[*****]	05/NOV/2013
50735A	GR	[*****]	[*****]	05/NOV/2013
50735A	HU		[*****]	05/NOV/2013
50735A	IE	[*****]	[*****]	05/NOV/2013
50735A	IL		[*****]	25/OCT/2013
50735A	IT	[*****]	[*****]	05/NOV/2013
50735A	JP			05/NOV/2013
50735A	LU	[*****]	[*****]	05/NOV/2013
50735A	MC	[*****]	[*****]	05/NOV/2013
50735A	NL	[*****]	[*****]	05/NOV/2013
50735A	NO		[*****]	05/NOV/2013
50735A	PT	[*****]	[*****]	05/NOV/2013
50735A	SE	[*****]	[*****]	05/NOV/2013
50735A	SK		[*****]	05/NOV/2013
50784A	DE	[*****]	[*****]	08/JAN/2014
50856A	DE	[*****]	[*****]	29/APR/2014
50856A	DE		[*****]	28/MAY/2013
50856A	JP
50856A	US		[*****]	05/MAY/2015
51041A	AU		[*****]	02/DEC/2014
51041A	DE	[*****]	[*****]	02/DEC/2014
51041A	FR	[*****]	[*****]	02/DEC/2014
51041A	GB	[*****]	[*****]	02/DEC/2014
51041A	IT	[*****]	[*****]	02/DEC/2014
51041A	JP
51041A	US		[*****]	02/JUN/2015
51081A	CA			28/JAN/2015
51081A	JP			28/JAN/2015
51081A	US
51108A	AT	[*****]	[*****]	04/JUL/2015
51108A	PT	[*****]	[*****]	04/JUL/2015
51108A	NL	[*****]	[*****]	04/JUL/2015
51108A	LU	[*****]	[*****]	04/JUL/2015
51108A	GR	[*****]	[*****]	04/JUL/2015
51108A	DK	[*****]	[*****]	04/JUL/2015
51108A	GB	[*****]	[*****]	04/JUL/2015
51108A	CH	[*****]	[*****]	04/JUL/2015
51108A	SE	[*****]	[*****]	04/JUL/2015
51108A	ES	[*****]	[*****]	04/JUL/2015
51108A	MC	[*****]	[*****]	04/JUL/2015
51108A	BE	[*****]	[*****]	04/JUL/2015
51108A	DE	[*****]	[*****]	04/JUL/2015
51108A	IE	[*****]	[*****]	04/JUL/2015
51108A	IT	[*****]	[*****]	04/JUL/2015

File number	Country C	Publication number	Grant number	Expiry
51108A	FR	[*****]	[*****]	04/JUL/2015
51108A	AU		[*****]	04/JUL/2015
51108A	DE			07/JUL/2014
51108A	EP	[*****]	[*****]	04/JUL/2015
51108A	JP
51108A	US			06/JUN/2015
51108A	US		[*****]	05/JUN/2015
51121A	US		[*****]	05/JUN/2015
51121A	US		[*****]	05/JUN/2015
51126A	US		[*****]	02/JUN/2015
51130A	CA			28/MAY/2018
51130A	DE	[*****]	[*****]	02/JUN/2017
51130A	EP		[*****]	28/MAY/2018
51130A	IN			28/MAY/2012
51130A	JP			28/MAY/2018
51130A	MX			28/MAY/2018
51130A	NO		[*****]	28/MAY/2018
51130A	TW	[*****]	[*****]	01/JUN/2018
51130A	US		[*****]	02/JUN/2018
51130A	WO	[*****]
51130A	ZA		[*****]	02/JUN/2018
51142A	DE	[*****]		09/JUL/2016
51142A	EP	[*****]	[*****]	25/JUN/2017
51142A	JP			25/JUN/2017
51142A	US		[*****]	25/JUN/2017
51142A	WO	[*****]
51142A	FR	[*****]	[*****]	25/JUN/2017
51142A	DE	[*****]	[*****]	25/JUN/2017
51142A	GB	[*****]	[*****]	25/JUN/2017
51142A	IT	[*****]	[*****]	25/JUN/2017
51152A	DE	[*****]		21/FEB/2015
51152A	US		[*****]	07/JUN/2015
51155A	AT	[*****]	[*****]	29/FEB/2016
51155A	AU	[*****]	[*****]	29/FEB/2016
51155A	BE	[*****]	[*****]	29/FEB/2016
51155A	BY			29/FEB/2016
51155A	CA			29/FEB/2016
51155A	CH	[*****]	[*****]	29/FEB/2016
51155A	CN	[*****]		29/FEB/2016
51155A	DE	[*****]	[*****]	29/FEB/2016
51155A	DE	[*****]	[*****]	01/MAR/2015
51155A	DK	[*****]	[*****]	29/FEB/2016
51155A	ES	[*****]	[*****]	29/FEB/2016
51155A	FI			29/FEB/2016
51155A	FR	[*****]	[*****]	29/FEB/2016
51155A	GB	[*****]	[*****]	29/FEB/2016
51155A	GR	[*****]	[*****]	29/FEB/2016
51155A	HK	[*****]		29/FEB/2016
51155A	HU		[*****]	29/FEB/2016

File number	Country C	Publication number	Grant number	Expiry
51155A	IE	[*****]	[*****]	29/FEB/2016
51155A	IL		[*****]	20/FEB/2016
51155A	IT	[*****]	[*****]	29/FEB/2016
51155A	JP			29/FEB/2016
51155A	KR	[*****]		29/FEB/2016
51155A	LU	[*****]	[*****]	29/FEB/2016
51155A	MC	[*****]	[*****]	29/FEB/2016
51155A	MX			29/FEB/2016
51155A	NL	[*****]	[*****]	29/FEB/2016
51155A	NO		[*****]	29/FEB/2016
51155A	NZ	[*****]	[*****]	29/FEB/2016
51155A	PT	[*****]	[*****]	29/FEB/2016
51155A	RU		[*****]	29/FEB/2016
51155A	SE	[*****]	[*****]	29/FEB/2016
51155A	UA		[*****]	29/FEB/2016
51155A	US			29/FEB/2016
51155A	VN		[*****]	01/MAR/2010
51155A	ZA		[*****]	01/MAR/2016
51156A	AT	[*****]	[*****]	29/JAN/2016
51156A	AU	[*****]	[*****]	29/JAN/2016
51156A	BE	[*****]	[*****]	29/JAN/2016
51156A	BY		[*****]	29/JAN/2016
51156A	CA			29/JAN/2016
51156A	CH	[*****]	[*****]	29/JAN/2016
51156A	CN			29/JAN/2016
51156A	DE	[*****]	[*****]	29/JAN/2016
51156A	DE	[*****]	[*****]	27/JAN/2015
51156A	DK	[*****]	[*****]	29/JAN/2016
51156A	ES	[*****]	[*****]	29/JAN/2016
51156A	FI			29/JAN/2016
51156A	FR	[*****]	[*****]	29/JAN/2016
51156A	GB	[*****]	[*****]	29/JAN/2016
51156A	GR	[*****]	[*****]	29/JAN/2016
51156A	HK		[*****]	29/JAN/2016
51156A	HU		[*****]	29/JAN/2016
51156A	IE	[*****]	[*****]	29/JAN/2016
51156A	IL		[*****]	26/JAN/2016
51156A	IT	[*****]	[*****]	29/JAN/2016
51156A	JP			29/JAN/2016
51156A	KR		[*****]	29/JAN/2016
51156A	LU	[*****]	[*****]	29/JAN/2016
51156A	MC	[*****]	[*****]	29/JAN/2016
51156A	MX		[*****]	29/JAN/2016
51156A	NL	[*****]	[*****]	29/JAN/2016
51156A	NO			29/JAN/2016
51156A	NZ	[*****]	[*****]	29/JAN/2016
51156A	PT	[*****]	[*****]	29/JAN/2016
51156A	RU		[*****]	29/JAN/2016
51156A	SE	[*****]	[*****]	29/JAN/2016

File number	Country C	Publication number	Grant number	Expiry
51156A	UA		[*****]	29/JAN/2016
51156A	US		[*****]	29/JAN/2016
51156A	US		[*****]	29/JAN/2016
51156A	VN		[*****]	29/JAN/2016
51156A	ZA		[*****]	26/JAN/2016
51164A	AU	[*****]	[*****]	10/JUL/2015
51164A	CA		[*****]	10/JUL/2015
51164A	CN		[*****]	10/JUL/2015
51164A	DE		[*****]	04/AUG/2014
51164A	EP		[*****]	10/JUL/2015
51164A	HU			10/JUL/2015
51164A	IL		[*****]	24/JUL/2015
51164A	IL		[*****]	24/JUL/2015
51164A	KR		[*****]	10/JUL/2015
51164A	NO			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US		[*****]	10/JUL/2015
51164A	ZA		[*****]	19/JUL/2015
51201A	CN	[*****]		08/MAY/2015
51201A	CN	[*****]		08/MAY/2015
51201A	CN	[*****]	[*****]	08/MAY/2015
51201A	HK	[*****]		08/MAY/2015
51201A	HK	[*****]		08/MAY/2015
51229A	US			09/FEB/2016
51237A	US		[*****]	07/JUN/2015
51246A	CA			18/NOV/2016
51246A	JP			18/NOV/2016
51246A	NO			18/NOV/2016
51246A	US			18/NOV/2016
51246A	WO	[*****]
51263A	EP			26/APR/2016
51282A	AU	[*****]	[*****]	20/JUN/2016
51282A	AU	[*****]	[*****]	20/JUN/2016
51282A	BG		[*****]	20/JUN/2016
51282A	BR			20/JUN/2016
51282A	BY			20/JUN/2016
51282A	CA			20/JUN/2016
51282A	CN	[*****]		20/JUN/2016
51282A	CN	[*****]	[*****]	20/JUN/2016
51282A	CZ			20/JUN/2016
51282A	DE	[*****]		04/JUL/2015
51282A	EP	[*****]	[*****]	20/JUN/2016
51282A	HK	[*****]		20/JUN/2016
51282A	IL			20/JUN/2016
51282A	JP			20/JUN/2016
51282A	KR	[*****]		20/JUN/2016
51282A	MX			20/JUN/2016

File number	Country C	Publication number	Grant number	Expiry
51282A	NO			20/JUN/2016
51282A	NZ	[*****]	[*****]	20/JUN/2016
51282A	PK			04/FEB/2018
51282A	PL			20/JUN/2016
51282A	RU	[*****]	[*****]	20/JUN/2016
51282A	SK			20/JUN/2016
51282A	TW			26/SEP/2011
51282A	UA			20/JUN/2016
51282A	US		[*****]	03/JUL/2016
51282A	US			03/JUL/2016
51282A	US		[*****]	02/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	US	[*****]		03/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	VN
51282A	VN			04/JUL/2010
51282A	ZA		[*****]	04/JUL/2016
51282A	IL			20/JUN/2016
51282A	AT	[*****]	[*****]	20/JUN/2016
51282A	CH	[*****]	[*****]	20/JUN/2016
51282A	SE	[*****]	[*****]	20/JUN/2016
51282A	ES	[*****]	[*****]	20/JUN/2016
51282A	PT	[*****]	[*****]	20/JUN/2016
51282A	MC	[*****]	[*****]	20/JUN/2016
51282A	LU	[*****]	[*****]	20/JUN/2016
51282A	IT	[*****]	[*****]	20/JUN/2016
51282A	IE	[*****]	[*****]	20/JUN/2016
51282A	GR	[*****]	[*****]	20/JUN/2016
51282A	NL	[*****]	[*****]	20/JUN/2016
51282A	FR	[*****]	[*****]	20/JUN/2016
51282A	DK	[*****]	[*****]	20/JUN/2016
51282A	GB	[*****]	[*****]	20/JUN/2016
51282A	BE	[*****]	[*****]	20/JUN/2016
51282A	DE	[*****]	[*****]	20/JUN/2016
51282A	FI	[*****]	[*****]	20/JUN/2016
51285A	AT	[*****]	[*****]	26/FEB/2017
51285A	AU	[*****]	[*****]	26/FEB/2017
51285A	BE	[*****]	[*****]	26/FEB/2017
51285A	CA			26/FEB/2017
51285A	CH	[*****]	[*****]	26/FEB/2017
51285A	CN		[*****]	26/FEB/2017
51285A	CZ		[*****]	26/FEB/2017
51285A	DE	[*****]	[*****]	26/FEB/2017
51285A	DE		[*****]	26/FEB/2016
51285A	DK	[*****]	[*****]	26/FEB/2017
51285A	ES	[*****]	[*****]	26/FEB/2017
51285A	FI	[*****]	[*****]	26/FEB/2017
51285A	FR	[*****]	[*****]	26/FEB/2017

File number	Country C	Publication number	Grant number	Expiry
51285A	GB	[*****]	[*****]	26/FEB/2017
51285A	GR	[*****]	[*****]	26/FEB/2017
51285A	HK	[*****]	[*****]	26/FEB/2017
51285A	IE	[*****]	[*****]	26/FEB/2017
51285A	IL		[*****]	26/FEB/2017
51285A	IT	[*****]	[*****]	26/FEB/2017
51285A	JP			26/FEB/2017
51285A	KR			26/FEB/2017
51285A	LU	[*****]	[*****]	26/FEB/2017
51285A	MC	[*****]	[*****]	26/FEB/2017
51285A	NL	[*****]	[*****]	26/FEB/2017
51285A	NO		[*****]	26/FEB/2017
51285A	NZ	[*****]	[*****]	26/FEB/2017
51285A	PL			26/FEB/2017
51285A	PT	[*****]	[*****]	26/FEB/2017
51285A	SE	[*****]	[*****]	26/FEB/2017
51285A	SK		[*****]	26/FEB/2017
51285A	US		[*****]	25/FEB/2017
51285A	US			16/DEC/1997
51285A	WO	[*****]
51285A	ZA		[*****]	26/FEB/2017
51315A	AT	[*****]	[*****]	20/DEC/2016
51315A	BE	[*****]	[*****]	20/DEC/2016
51315A	CA			20/DEC/2016
51315A	CH	[*****]	[*****]	20/DEC/2016
51315A	DE	[*****]	[*****]	20/DEC/2016
51315A	DE	[*****]	[*****]	04/JAN/2016
51315A	DK	[*****]	[*****]	20/DEC/2016
51315A	ES	[*****]	[*****]	20/DEC/2016
51315A	FI	[*****]	[*****]	20/DEC/2016
51315A	FR	[*****]	[*****]	20/DEC/2016
51315A	GB	[*****]	[*****]	20/DEC/2016
51315A	GR	[*****]	[*****]	20/DEC/2016
51315A	IE	[*****]	[*****]	20/DEC/2016
51315A	IT	[*****]	[*****]	20/DEC/2016
51315A	JP			20/DEC/2016
51315A	LU	[*****]	[*****]	20/DEC/2016
51315A	MC	[*****]	[*****]	20/DEC/2016
51315A	NL	[*****]	[*****]	20/DEC/2016
51315A	NO			20/DEC/2016
51315A	PT	[*****]	[*****]	20/DEC/2016
51315A	SE	[*****]	[*****]	20/DEC/2016
51315A	US		[*****]	20/DEC/2016
51315A	WO	[*****]	[*****]	16/JAN/2017
51322A	BG		[*****]	16/JAN/2017
51322A	BR			16/JAN/2017
51322A	BY			16/JAN/2017
51322A	CA			16/JAN/2017
51322A	CN	[*****]		16/JAN/2017

File number	Country C	Publication number	Grant number	Expiry
51322A	CZ			16/JAN/2017
51322A	DE	[*****]		19/JAN/2016
51322A	EE	[*****]		16/JAN/2017
51322A	EP	[*****]	[*****]	16/JAN/2017
51322A	HK	[*****]		16/JAN/2017
51322A	HU			16/JAN/2017
51322A	IL		[*****]	16/JAN/2017
51322A	IS			16/JAN/2017
51322A	JP			16/JAN/2017
51322A	KR	[*****]		16/JAN/2017
51322A	MX		[*****]	16/JAN/2017
51322A	NO			16/JAN/2017
51322A	NZ	[*****]	[*****]	16/JAN/2017
51322A	PK			04/FEB/2018
51322A	PL			16/JAN/2017
51322A	RU	[*****]		16/JAN/2017
51322A	SK			16/JAN/2017
51322A	TW			18/JAN/2012
51322A	UA			16/JAN/2017
51322A	US		[*****]	17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			28/FEB/1997
51322A	VN		[*****]	16/JAN/2017
51322A	WO	[*****]
51322A	ZA		[*****]	17/JAN/2017
51322A	LV	[*****]	[*****]	16/JAN/2017
51322A	LT	[*****]	[*****]	16/JAN/2017
51322A	RO	[*****]	[*****]	16/JAN/2017
51322A	AT	[*****]	[*****]	16/JAN/2017
51322A	FR	[*****]	[*****]	16/JAN/2017
51322A	IT	[*****]	[*****]	16/JAN/2017
51322A	GR	[*****]	[*****]	16/JAN/2017
51322A	DE	[*****]	[*****]	16/JAN/2017
51322A	BE	[*****]	[*****]	16/JAN/2017
51322A	NL	[*****]	[*****]	16/JAN/2017
51322A	PT	[*****]	[*****]	16/JAN/2017
51322A	LU	[*****]	[*****]	16/JAN/2017
51322A	IE	[*****]	[*****]	16/JAN/2017
51322A	FI	[*****]	[*****]	16/JAN/2017
51322A	DK	[*****]	[*****]	16/JAN/2017
51322A	GB	[*****]	[*****]	16/JAN/2017
51322A	CH	[*****]	[*****]	16/JAN/2017
51322A	SE	[*****]	[*****]	16/JAN/2017
51322A	ES	[*****]		16/JAN/2017
51358A	AU	[*****]	[*****]	29/NOV/2016
51358A	AU	[*****]	[*****]	29/NOV/2016
51358A	BG		[*****]	29/NOV/2016

File number	Country C	Publication number	Grant number	Expiry
51358A	BY			29/NOV/2016
51358A	CA			29/NOV/2016
51358A	CZ			29/NOV/2016
51358A	DE	[*****]		22/DEC/2015
51358A	EP	[*****]	[*****]	29/NOV/2016
51358A	IL			29/NOV/2016
51358A	IL			29/NOV/2016
51358A	JP			29/NOV/2016
51358A	KR	[*****]		29/NOV/2016
51358A	MX			29/NOV/2016
51358A	NO		[*****]	29/NOV/2016
51358A	NZ	[*****]	[*****]	29/NOV/2016
51358A	PL			29/NOV/2016
51358A	RU	[*****]	[*****]	29/NOV/2016
51358A	SK		[*****]	29/NOV/2016
51358A	TW	[*****]		20/DEC/2011
51358A	UA		[*****]	29/NOV/2016
51358A	US		[*****]	29/NOV/2016
51358A	US		[*****]	20/DEC/2016
51358A	US			05/JAN/1997
51358A	VN
51358A	VN
51358A	WO	[*****]
51358A	ZA		[*****]	20/DEC/2016
51358A	AT	[*****]	[*****]	29/NOV/2016
51358A	BE	[*****]	[*****]	29/NOV/2016
51358A	DE	[*****]	[*****]	29/NOV/2016
51358A	IE	[*****]	[*****]	29/NOV/2016
51358A	LI	[*****]	[*****]	29/NOV/2016
51358A	MC	[*****]	[*****]	29/NOV/2016
51358A	PT	[*****]	[*****]	29/NOV/2016
51358A	GB	[*****]	[*****]	29/NOV/2016
51358A	CH	[*****]	[*****]	29/NOV/2016
51358A	SE	[*****]	[*****]	29/NOV/2016
51358A	ES	[*****]	[*****]	29/NOV/2016
51358A	NL	[*****]	[*****]	29/NOV/2016
51358A	LU	[*****]	[*****]	29/NOV/2016
51358A	IT	[*****]	[*****]	29/NOV/2016
51358A	GR	[*****]	[*****]	29/NOV/2016
51358A	FR	[*****]	[*****]	29/NOV/2016
51358A	FI	[*****]	[*****]	29/NOV/2016
51358A	DK	[*****]	[*****]	29/NOV/2016
51378A	CA			17/AUG/2018
51378A	DE	[*****]		26/SEP/2017
51378A	EP	[*****]	[*****]	17/AUG/2018
51378A	JP			17/AUG/2018
51378A	NO			17/AUG/2018
51378A	US		[*****]	22/SEP/2018
51378A	US			06/OCT/1998

File number	Country C	Publication number	Grant number	Expiry
51378A	WO	[*****]
51378A	AT	[*****]	[*****]	17/AUG/2018
51378A	BE	[*****]	[*****]	17/AUG/2018
51378A	CY	[*****]	[*****]	17/AUG/2018
51378A	FI	[*****]	[*****]	17/AUG/2018
51378A	IE	[*****]	[*****]	17/AUG/2018
51378A	LU	[*****]	[*****]	17/AUG/2018
51378A	DE	[*****]	[*****]	17/AUG/2018
51378A	NL	[*****]	[*****]	17/AUG/2018
51378A	FR	[*****]	[*****]	17/AUG/2018
51378A	DK	[*****]	[*****]	17/AUG/2018
51378A	GB	[*****]	[*****]	17/AUG/2018
51378A	CH	[*****]	[*****]	17/AUG/2018
51378A	SE	[*****]	[*****]	17/AUG/2018
51378A	ES	[*****]	[*****]	17/AUG/2018
51378A	PT	[*****]	[*****]	17/AUG/2018
51378A	MC	[*****]	[*****]	17/AUG/2018
51378A	IT	[*****]	[*****]	17/AUG/2018
51378A	GR	[*****]	[*****]	17/AUG/2018
51412B	AU	[*****]	[*****]	19/JUN/2018
51412B	BA			19/JUN/2018
51412B	BG			19/JUN/2018
51412B	BR			19/JUN/2018
51412B	CA			19/JUN/2018
51412B	CN	[*****]		19/JUN/2018
51412B	CZ			19/JUN/2018
51412B	EP	[*****]	[*****]	19/JUN/2018
51412B	HK	[*****]		19/JUN/2018
51412B	HU			19/JUN/2018
51412B	IL			19/JUN/2018
51412B	JP			19/JUN/2018
51412B	KR	[*****]		19/JUN/2018
51412B	MK			19/JUN/2018
51412B	MX			19/JUN/2018
51412B	NO			19/JUN/2018
51412B	NZ	[*****]	[*****]	19/JUN/2018
51412B	NZ	[*****]	[*****]	19/JUN/2018
51412B	PL			19/JUN/2018
51412B	RO			19/JUN/2018
51412B	RU		[*****]	19/JUN/2018
51412B	SI		[*****]	19/JUN/2018
51412B	SK 2		[*****]	19/JUN/2018
51412B	TR		[*****]	19/JUN/2018
51412B	UA			19/JUN/2018
51412B	US	[*****]		19/JUN/2018
51412B	WO	[*****]
51412B	YU			19/JUN/2018
51412B	ZA		[*****]	19/JUN/2018
51412B	DK	[*****]	[*****]	19/JUN/2018

File number	Country C	Publication number	Grant number	Expiry
51412B	GB	[*****]	[*****]	19/JUN/2018
51412B	CH	[*****]	[*****]	19/JUN/2018
51412B	NL	[*****]	[*****]	19/JUN/2018
51412B	FR	[*****]	[*****]	19/JUN/2018
51412B	IT	[*****]	[*****]	19/JUN/2018
51412B	DE	[*****]	[*****]	19/JUN/2018
51433A	AR			04/AUG/2017
51433A	AT	[*****]	[*****]	29/JUL/2017
51433A	AU	[*****]	[*****]	29/JUL/2017
51433A	BE	[*****]	[*****]	29/JUL/2017
51433A	CA			29/JUL/2017
51433A	CH	[*****]	[*****]	29/JUL/2017
51433A	CN			29/JUL/2017
51433A	DE	[*****]	[*****]	29/JUL/2017
51433A	DE		[*****]	29/JUL/2007
51433A	DK	[*****]	[*****]	29/JUL/2017
51433A	ES	[*****]	[*****]	29/JUL/2017
51433A	FI	[*****]	[*****]	29/JUL/2017
51433A	FR	[*****]	[*****]	29/JUL/2017
51433A	GB	[*****]	[*****]	29/JUL/2017
51433A	GR	[*****]	[*****]	29/JUL/2017
51433A	HK	[*****]		29/JUL/2017
51433A	HU			29/JUL/2017
51433A	IE	[*****]	[*****]	29/JUL/2017
51433A	IL		[*****]	29/JUL/2017
51433A	IT	[*****]	[*****]	29/JUL/2017
51433A	JP			29/JUL/2017
51433A	KR	[*****]		29/JUL/2017
51433A	LU	[*****]	[*****]	29/JUL/2017
51433A	MC	[*****]	[*****]	29/JUL/2017
51433A	MX			29/JUL/2017
51433A	NL	[*****]	[*****]	29/JUL/2017
51433A	NO			29/JUL/2017
51433A	NZ	[*****]	[*****]	29/JUL/2017
51433A	PT	[*****]	[*****]	29/JUL/2017
51433A	SE	[*****]	[*****]	29/JUL/2017
51433A	TH	[*****]		04/AUG/2017
51433A	TW			05/AUG/2012
51433A	US		[*****]	01/AUG/2017
51433A	WO	[*****]
51433A	ZA		[*****]	05/AUG/2017
51433A	US			01/AUG/2017
51437A	AU	[*****]	[*****]	26/NOV/2017
51437A	CA			26/NOV/2017
51437A	CN	[*****]	[*****]	26/NOV/2017
51437A	DE	[*****]		04/DEC/2016
51437A	EP	[*****]		26/NOV/2017
51437A	HK	[*****]		26/NOV/2017
51437A	IL			26/NOV/2017

File number	Country C	Publication number	Grant number	Expiry
51437A	JP			26/NOV/2017
51437A	KR	[*****]		26/NOV/2017
51437A	MX			26/NOV/2017
51437A	TW	[*****]	[*****]	25/NOV/2017
51437A	US		[*****]	02/DEC/2017
51437A	WO	[*****]
51437A	ZA		[*****]	04/DEC/2017
51457A	DE	[*****]		04/DEC/2016
51457A	EP	[*****]		26/NOV/2017
51457A	JP			26/NOV/2017
51457A	NO		[*****]	26/NOV/2017
51457A	TW	[*****]	[*****]	25/NOV/2017
51457A	US		[*****]	02/DEC/2017
51457A	WO	[*****]
51457A	ZA	[*****]		04/DEC/2017
51479A	US			08/JUL/1998
51502A	DE	[*****]		03/JUL/2017
51502A	EP	[*****]		28/MAY/2018
51502A	JP			28/MAY/2018
51502A	TW	[*****]		02/JUL/2013
51502A	US			29/JUN/2018
51502A	US	[*****]		29/JUN/2018
51502A	US			29/JUL/1998
51502A	WO	[*****]
51502A	ZA		[*****]	03/JUL/2018
51502A	IN			09/OCT/2022
51519A	KP		[*****]	02/SEP/2013
51521A	DE	[*****]	[*****]	10/MAR/2020
51521A	EP	[*****]		22/FEB/2021
51521A	US	[*****]		08/MAR/2021
51521A	US			26/SEP/2001
51521A	WO	[*****]
51521A	JP			22/FEB/2021
51521A	NO			22/FEB/2021
51538A	US			24/SEP/2018
51538A	CA			17/AUG/2018
51538A	DE		[*****]	26/SEP/2017
51538A	EP	[*****]		17/AUG/2018
51538A	JP			17/AUG/2018
51538A	NO			17/AUG/2018
51538A	US		[*****]	24/SEP/2018
51538A	US			06/OCT/1998
51538A	WO	[*****]
51545A	AU			15/MAR/2020
51545A	CA			15/MAR/2020
51545A	CN			15/MAR/2020
51545A	DE		[*****]	22/MAR/2019
51545A	EP	[*****]		15/MAR/2020
51545A	HU			15/MAR/2020

File number	Country C	Publication number	Grant number	Expiry
51545A	IL			15/MAR/2020
51545A	IN			15/MAR/2014
51545A	JP	[*****]		15/MAR/2020
51545A	KR	[*****]		15/MAR/2020
51545A	NO			15/MAR/2020
51545A	NZ			15/MAR/2020
51545A	US		[*****]	22/MAR/2020
51545A	US			09/APR/2000
51545A	WO	[*****]
51545A	ZA			15/MAR/2020
51545A	HK	[*****]		15/MAR/2020
51547A	DE	[*****]		17/DEC/2017
51547A	EP	[*****]	[*****]	09/DEC/2018
51547A	JP			09/DEC/2018
51547A	US	[*****]		17/DEC/2018
51547A	US			07/JAN/1999
51547A	WO
51549A	WO	[*****]
51562A	US			03/DEC/1999
51562A	WO	[*****]
51563A	US			03/DEC/1999
51563A	WO	[*****]
51564A	WO	[*****]
51590A	DE	[*****]		03/APR/2018
51613A	DE	[*****]		24/JUL/2018
51613A	EP	[*****]		15/JUL/2019
51613A	JP			15/JUL/2019
51613A	NO			15/JUL/2019
51613A	TW			02/JUL/2014
51613A	US	[*****]		23/JUL/2019
51613A	US			30/OCT/1999
51613A	WO	[*****]
51614A	DE		[*****]	22/SEP/2018
51614A	EP	[*****]	[*****]	20/AUG/2019
51614A	JP			20/AUG/2019
51614A	NO			20/AUG/2019
51614A	US		[*****]	21/SEP/2019
51614A	US			09/NOV/1999
51614A	WO	[*****]
51614A	AT	[*****]	[*****]	20/AUG/2019
51614A	FI	[*****]	[*****]	20/AUG/2019
51614A	NL	[*****]	[*****]	20/AUG/2019
51614A	LU	[*****]	[*****]	20/AUG/2019
51614A	DK	[*****]	[*****]	20/AUG/2019
51614A	GB	[*****]	[*****]	20/AUG/2019
51614A	CH	[*****]	[*****]	20/AUG/2019
51614A	SE	[*****]	[*****]	20/AUG/2019
51614A	ES	[*****]	[*****]	20/AUG/2019
51614A	PT	[*****]	[*****]	20/AUG/2019

File number	Country C	Publication number	Grant number	Expiry
51614A	MC	[*****]	[*****]	20/AUG/2019
51614A	IT	[*****]	[*****]	20/AUG/2019
51614A	IE	[*****]	[*****]	20/AUG/2019
51614A	GR	[*****]	[*****]	20/AUG/2019
51614A	DE	[*****]	[*****]	20/AUG/2019
51614A	FR	[*****]	[*****]	20/AUG/2019
51614A	CY	[*****]	[*****]	20/AUG/2019
51614A	BE	[*****]	[*****]	20/AUG/2019
51645A	AU			17/NOV/2019
51645A	CA			17/NOV/2019
51645A	CN	[*****]		A 17/NOV/2019
51645A	CZ			17/NOV/2019
51645A	DE		[*****]	02/DEC/2018
51645A	EP	[*****]		17/NOV/2019
51645A	HK	[*****]		17/NOV/2019
51645A	IL			17/NOV/2019
51645A	JP			17/NOV/2019
51645A	KR	[*****]		17/NOV/2019
51645A	NO			17/NOV/2019
51645A	NZ			17/NOV/2019
51645A	SK			17/NOV/2019
51645A	US		[*****]	01/DEC/2019
51645A	US			15/JAN/2000
51645A	WO	[*****]
51645A	ZA		[*****]	17/NOV/2019
51658A	JP			17/SEP/2018
51669A	DE			29/SEP/2019
51669A	EP	[*****]		28/SEP/2020
51669A	US			29/SEP/2020
51669A	US			08/OCT/2000
51684A	WO	[*****]
51729A	DE	[*****]		29/SEP/2019
51729A	EP	[*****]		28/SEP/2020
51729A	US		[*****]	29/SEP/2020
51729A	US			08/OCT/2000
51729A	US			12/JUL/2022
51734A	PE			19/JUL/2022
51734A	AR			19/JUL/2022
51734A	CL
51734A	DE		[*****]	20/JUL/2021
51734A	TW			19/JUL/2022
51734A	US			19/JUL/2022
51734A	UY			17/JUL/2022
51734A	VE
51734A	WO	[*****]
51734B	AR			19/JUL/2022
51734B	CL
51734B	DE		[*****]	20/JUL/2021
51734B	TW			19/JUL/2022

File number	Country C	Publication number	Grant number	Expiry
51734B	US			19/JUL/2022
51734B	VE
51734B	WO	[*****]
51734B	UY			17/JUL/2022
51734B	PE			19/JUL/2022
51735A	US			08/OCT/2000
51752A	DE	[*****]		06/AUG/2019
51752A	EP	[*****]		25/JUL/2020
51752A	JP			25/JUL/2020
51752A	US			04/AUG/2020
51752A	US			16/AUG/2000
51752A	WO	[*****]
51760A	AR			10/AUG/2021
51760A	CL
51760A	DE	[*****]		11/AUG/2020
51760A	PH			10/AUG/2021
51760A	TH			10/AUG/2021
51760A	TW			17/AUG/2016
51760A	US			10/AUG/2021
51760A	US			26/SEP/2001
51760A	VE
51760A	WO	[*****]
51760A	AU			23/JUL/2021
51760A	BY			23/JUL/2021
51760A	CA			23/JUL/2021
51760A	HR
51760A	HU			23/JUL/2021
51760A	IL			23/JUL/2021
51760A	YU			23/JUL/2021
51760A	UA			23/JUL/2021
51760A	KR			23/JUL/2021
51760A	ZA			23/JUL/2021
51760A	SK			23/JUL/2021
51760A	PL			23/JUL/2021
51760A	NO			23/JUL/2021
51760A	NZ			23/JUL/2021
51760A	MX			23/JUL/2021
51760A	JP			23/JUL/2021
51760A	HK
51760A	EP	[*****]		23/JUL/2021
51760A	RU			23/JUL/2021
51760A	EE			23/JUL/2021
51760A	BR			23/JUL/2021
51760A	IN			23/JUL/2015
51760A	CZ			23/JUL/2021
51760A	CN			23/JUL/2021
51760A	CO			23/JUL/2021
51760A	BG			23/JUL/2021
51761A	AU			23/JUL/2021

File number	Country C	Publication number	Grant number	Expiry
51761A	BG			23/JUL/2021
51761A	CN			23/JUL/2021
51761A	BR			23/JUL/2021
51761A	BY			23/JUL/2021
51761A	HR
51761A	EE			23/JUL/2021
51761A	UA			23/JUL/2021
51761A	KR			23/JUL/2021
51761A	SK			23/JUL/2021
51761A	RU			23/JUL/2021
51761A	PL			23/JUL/2021
51761A	NZ			23/JUL/2021
51761A	MX			23/JUL/2021
51761A	JP			23/JUL/2021
51761A	HU			23/JUL/2021
51761A	YU			23/JUL/2021
51761A	ZA			23/JUL/2021
51761A	IN			23/JUL/2015
51761A	HK
51761A	NO			23/JUL/2021
51761A	IL			23/JUL/2021
51761A	CO			23/JUL/2021
51761A	EP	[*****]		23/JUL/2021
51761A	CZ			23/JUL/2021
51761A	CA			23/JUL/2021
51761A	AR			10/AUG/2021
51761A	CL
51761A	DE		[*****]	11/AUG/2020
51761A	PH			10/AUG/2021
51761A	TH			10/AUG/2021
51761A	TW			17/AUG/2016
51761A	US	[*****]		10/AUG/2021
51761A	US			26/SEP/2001
51761A	VE
51761A	WO	[*****]
51762A	AR			10/AUG/2021
51762A	CL
51762A	DE	[*****]		11/AUG/2020
51762A	TW			17/AUG/2016
51762A	US	[*****]		10/AUG/2021
51762A	US			26/SEP/2001
51762A	UY			07/AUG/2021
51762A	VE
51762A	WO	[*****]
51762A	AU			23/JUL/2021
51762A	BY			23/JUL/2021
51762A	BG			23/JUL/2021
51762A	CO			23/JUL/2021
51762A	CZ			23/JUL/2021

File number	Country C	Publication number	Grant number	Expiry
51762A	IN			23/JUL/2015
51762A	JP			23/JUL/2021
51762A	EP	[*****]		23/JUL/2021
51762A	YU			23/JUL/2021
51762A	PL			23/JUL/2021
51762A	NZ			23/JUL/2021
51762A	MX			23/JUL/2021
51762A	BR			23/JUL/2021
51762A	NO			23/JUL/2021
51762A	HK
51762A	RU			23/JUL/2021
51762A	EE			23/JUL/2021
51762A	CA			23/JUL/2021
51762A	IL			23/JUL/2021
51762A	HU			23/JUL/2021
51762A	HR
51762A	CN			23/JUL/2021
51766A	AE			06/SEP/2015
51766A	AT	[*****]	[*****]	09/SEP/2019
51766A	AU			06/SEP/2020
51766A	BE	[*****]	[*****]	09/SEP/2019
51766A	BG	[*****]		06/SEP/2020
51766A	BR	[*****]		06/SEP/2020
51766A	BY			06/SEP/2020
51766A	CA			06/SEP/2020
51766A	CH	[*****]	[*****]	09/SEP/2019
51766A	CN			06/SEP/2020
51766A	CY	[*****]	[*****]	09/SEP/2019
51766A	CZ			06/SEP/2020
51766A	DE	[*****]		09/SEP/2019
51766A	DE	[*****]	[*****]	09/SEP/2019
51766A	DE	[*****]	[*****]	09/SEP/2019
51766A	DK	[*****]	[*****]	09/SEP/2019
51766A	EE			06/SEP/2020
51766A	EP	[*****]		06/SEP/2020
51766A	ES	[*****]	[*****]	09/SEP/2019
51766A	FI	[*****]	[*****]	09/SEP/2019
51766A	FR	[*****]	[*****]	09/SEP/2019
51766A	GB	[*****]	[*****]	09/SEP/2019
51766A	GR	[*****]	[*****]	09/SEP/2019
51766A	HR
51766A	HU	[*****]		06/SEP/2020
51766A	ID	[*****]		06/SEP/2020
51766A	IE	[*****]	[*****]	09/SEP/2019
51766A	IL			06/SEP/2020
51766A	IN			06/SEP/2014
51766A	IT	[*****]	[*****]	09/SEP/2019
51766A	JP	[*****]		06/SEP/2020
51766A	KR	[*****]		06/SEP/2020

File number	Country C	Publication number	Grant number	Expiry
51766A	LU	[*****]	[*****]	09/SEP/2019
51766A	MC	[*****]	[*****]	09/SEP/2019
51766A	MX			06/SEP/2020
51766A	NL	[*****]	[*****]	09/SEP/2019
51766A	NO			06/SEP/2020
51766A	NZ			06/SEP/2020
51766A	PL			06/SEP/2020
51766A	PT	[*****]	[*****]	09/SEP/2019
51766A	RU			06/SEP/2020
51766A	SE	[*****]	[*****]	09/SEP/2019
51766A	SK			06/SEP/2020
51766A	TW			28/SEP/2015
51766A	UA			06/SEP/2020
51766A	US			15/SEP/2019
51766A	US			11/SEP/2020
51766A	US
51766A	WO	[*****]
51766A	YU			06/SEP/2020
51766A	ZA			06/SEP/2020
51766A	HK
51766A	US			11/SEP/2020
51768A	EP			16/JAN/2022
51768A	DE	[*****]	[*****]	26/JAN/2021
51768A	US			28/JAN/2022
51768A	US			13/FEB/2002
51768A	WO	[*****]
51769A	DE		[*****]	06/APR/2021
51769A	US			24/APR/2002
51772A	JP			18/MAR/2017
51780A	JP			15/OCT/2019
51800A	DE		[*****]	13/JAN/2020
51800A	US			27/JAN/2001
51800A	WO	[*****]
51832A	DE			20/DEC/2022
51834A	EP			05/DEC/2021
51834A	AR			14/DEC/2021
51834A	CL
51834A	DE	[*****]	[*****]	15/DEC/2020
51834A	JO			02/JUL/2022
51834A	PE			13/DEC/2021
51834A	SA
51834A	TH			14/DEC/2021
51834A	TW			07/NOV/2016
51834A	US			13/DEC/2021
51834A	US			28/DEC/2001
51834A	UY			05/DEC/2021
51834A	VE
51834A	WO	[*****]
51954A	DE	[*****]		15/SEP/2020

File number	Country C	Publication number	Grant number	Expiry
51954A	TW			14/SEP/2016
51954A	US			14/SEP/2021
51954A	US			27/SEP/2001
51954A	WO	[*****]
51954A	EP			05/SEP/2021
51954A	JP			05/SEP/2021
51954A	NO			05/SEP/2021
52024A	DE			28/MAR/2022
52024A	US
52024A	WO			15/NOV/2022
52024A	US
52162A	DE	[*****]		18/JUN/2021
52163A	DE	[*****]	[*****]	19/JUN/2021
52163A	US			19/JUN/2022
52163A	WO	[*****]
52164A	DE	[*****]		11/JUL/2021
52164A	US			11/JUL/2022
52164A	US			18/JUL/2002
52164A	WO
52165A	AR			10/JUL/2022
52165A	CL
52165A	DE			10/JUL/2021
52165A	PE			10/JUL/2022
52165A	TW			09/JUL/2022
52165A	US			07/OCT/2022
52165A	US			19/JUL/2002
52165A	VE
52165A	WO	[*****]
52165A	UY			28/JUN/2022
52207A	US			22/OCT/2002
52231A	DE			03/APR/2023
52231A	US
52307A	US			16/JUL/2003
52307A	DE			10/JUL/2022
52308A	DE			13/DEC/2022
52308A	US			12/FEB/2004
52309A	DE			19/FEB/2023
52309A	US			06/MAR/2004
52335A	DE			03/APR/2023
52335A	US			11/APR/2004
53061A	DE			04/FEB/2023
53061A	US			12/FEB/2004
53063A	DE			03/APR/2023
53063A	US
53072A	DE			04/FEB/2023
53072A	US			12/FEB/2004

Exhibit 2.4 A

Lead Compound Criteria for a Small Molecule

In general, these are not “exclusion criteria” but are intended to provide the project team with a clear set of optimization variables that are the basis for the decision-making process and will be investigated in the lead compound optimization phase of the project.

Target:

The target has been validated [*****], and [*****], etc.)

Approaches without defined target:

For compounds [*****] an [*****] of [*****] in [*****] the [*****] of [*****] to [*****].  If possible, [*****].

The lead compound:

•                  Has [*****], i.e., [*****] and [*****] the [*****].

•                  Has shown [*****].

•                  For projects with a [*****], the [*****] at [*****]

•                  For projects [*****], the [*****] at [*****].

•                  Has a [*****] plan. [*****].

•                  [*****] have been [*****].

•                                          [*****]: [*****] using [*****] as well as [*****].

•                                          [*****]: [*****], [*****] and [*****].

•                  If [*****], an [*****] of the [*****] is [*****].

•                  [*****] for [*****] has been [*****].

•                  [*****] such as [*****] as well as [*****].

•                  Allows for [*****].

Biological screening models

If possible, the [*****] and [*****] should have been [*****] or [*****] in the [*****].  If [*****] these should also [*****].  The [*****] should be [*****], allow [*****] [*****] and be [*****]  The [*****] should have [*****] or [*****].  In particular, the [*****] for [*****]  If available, [*****] should be included in the [*****].

Extract from:

[*****]

Exhibit 2.4 B

Criteria needed to make a Development Candidate decision

The development candidate decision [*****] [*****] resulting in the [*****]

The development candidate compound should fulfill the criteria listed below, which should serve as reference points rather than as strict rules: there will be cases where some criteria are not applicable or where deviations are justified. In general, the following criteria should be met:

•                  [*****]

•                  [*****] and expected [*****]

•                  [*****] on third party [*****]

•                  [*****], [*****] and [*****] for the [*****] in [*****]

•                  if possible, information available on [*****] with [*****] and [*****]

•                  appropriate [*****]  [*****]  relevant to the [*****] at [*****], where [*****] and [*****]

•                  expectation of [*****] for the [*****] based on [*****] and [*****])

•                  expectation of [*****] in relation to [*****] for the [*****]

Extract from :

[*****]